                         GIBBONS COMPANY PROFIT SHARING
                              AND RETIREMENT PLAN


                               RESTATED EFFECTIVE

           FOR ALL PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1989


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                               TABLE OF CONTENTS

ARTICLE      TITLE                                                                                                      PAGE NO.
-------      -----                                                                                                      --------
LIST OF DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   viii

ARTICLE I - ESTABLISHMENT AND RESTATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.01    Establishment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.02    History  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.03    Intent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.04    Limitation on Applicability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II- DEFINITIONS OF TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         2.01    "Account"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.02    "Accrued Benefit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.03    "Administrator or Plan Administrator"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.04    "Affiliated Service Group" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.05    "Age"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.06    "Anniversary Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.07    "Annual Compensation" or "Compensation"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.08    "Annuity Starting Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.09    "Beneficiary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.10    "Board of Directors" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.11    "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.12    "Contingent Beneficiary" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.13    "Controlled Group" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.14    "Disability" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         2.15    "Effective Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.16    "Elective Deferral"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.17    "Eligible Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.18    "Employee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.19    "Employer" or "Gibbons Employer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.20    "Entry Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.21    "ERISA"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.22    "Excluded Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         2.23    "Family Member"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.24    "Fiduciary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.25    "Former Participant" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.26    "Group Under Common Control" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.27    "Highly Compensated Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         2.28    "Investment Fund"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.29    "Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7





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
ARTICLE          TITLE                                                                                                 PAGE NO.
--------         -----                                                                                                 --------
         2.30    "K-Test Average Contribution Percentage" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.31    "K-Test Contribution Percentage" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.32    "K-Test Contributions" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.33    "Leased Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.34    "Limitation Year"          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.35    "M-Test Average Contribution Percentage" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.36    "M-Test Contribution Percentage" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.37    "M-Test Contributions" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.38    "Matching Contribution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.39    "Named Fiduciary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.40    "Net Profit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.41    "Non-Highly Compensated Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.42    "Normal Retirement Age"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.43    "Normal Retirement Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.44    "Participant"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         2.45    "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.46    "Plan Sponsor" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.47    "Plan Year"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.48    "Prior Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.49    "Qualified Matching Contribution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.50    "Qualified Non-Elective Contribution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.51    "Trust"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.52    "Trust Fund" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.53    "Trustee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.54    "Valuation Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         2.55    "Vested Interest" or "Vested Accrued Benefit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE III- SERVICE DEFINITIONS AND RULES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

         3.01    "Eligibility Computation Period" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         3.02    "Eligibility Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         3.03    "Employment Commencement Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         3.04    "Hour of Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         3.05    "One Year Break in Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         3.06    "Re-employment Commencement Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         3.07    "Termination of Employment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         3.08    "Vesting Computation Period" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         3.09    "Year of Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         3.10    "Year of Eligibility Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         3.11    "Year of Vesting Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15





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
ARTICLE          TITLE                                                                                                  PAGE NO.
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
ARTICLE IV - ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

         4.01    Age and Service Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         4.02    Plan Administrator to Furnish Eligibility Information  . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         4.03    Information to be Provided by Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         4.04    Reclassification of an Eligible Employee or Excluded Employee  . . . . . . . . . . . . . . . . . . . . . .   17
         4.05    Re-employment and Commencement of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         4.06    Election Not To Participate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         4.07    Effect of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

ARTICLE V - PARTICIPANT AND EMPLOYER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

         5.01    Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         5.02    Payment to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         5.03    Suspension of Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         5.04    No Voluntary Contributions by Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         5.05    Rollover Contributions by Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         5.06    Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         5.07    Employer Profit Sharing Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         5.08    Employer Davis-Bacon Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         5.09    Time and Method of Payment of Employer Matching and
                 Profit Sharing Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         5.10    Time and Method of Payment of Employer Davis-Bacon Contributions . . . . . . . . . . . . . . . . . . . . .   21
         5.11    Employer Contribution Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         5.12    Limitations on Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         5.13    Excess Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         5.14    Correction of Excess Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

ARTICLE VI - ALLOCATIONS TO ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

         6.01    Revaluation of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         6.02    Allocation of Contributions and Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         6.03    Adjustment of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         6.04    Eligibility for Allocation of Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         6.05    Participant Directed Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         6.06    Establishment of Separate Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

ARTICLE VII- LIMITATIONS ON ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

         7.01    Special Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         7.02    Coordination With Defined Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         7.03    Order of Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37





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
         7.04    Aggregation of Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         7.05    Suspense Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

ARTICLE VI - IN-SERVICE AND HARDSHIP WITHDRAWALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

         8.01    Withdrawals Due to Attainment of Age 55, Disability or Hardship  . . . . . . . . . . . . . . . . . . . . .   39
         8.02    Financial Hardship Distribution Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         8.03    Determination of Immediate and Heavy Financial Need  . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         8.04    Withdrawal of Voluntary Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

ARTICLE IX - RETIREMENT BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

         9.01    Normal or Late Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         9.02    Disability Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         9.03    Method of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         9.04    Time of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
         9.05    Required Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
         9.06    Qualified Joint and Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

ARTICLE X - DEATH BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

         10.01   Death Benefits Payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         10.02   Designation of Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         10.03   Death Benefit Payment Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         10.04   Required Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         10.05   Qualified Pre-retirement Survivor Annuity and Related Matters  . . . . . . . . . . . . . . . . . . . . . .   49

ARTICLE XI- BENEFITS UPON OTHER TERMINATION OF EMPLOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

         11.01   Vested Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         11.02   Distribution of Vested Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         11.03   Eligible Rollover Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         11.04   Breaks in Service and Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         11.05   No Increase in Pre-break Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         11.06   Disposition of Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
         11.07   Distribution to Participants Who Are Less Than 100% Vested . . . . . . . . . . . . . . . . . . . . . . . .   55
         11.08   Repayment of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         11.09   Restoration of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         11.10   Amendments to the Vesting Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

ARTICLE XII - FIDUCIARY DUTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58

         12.01   General Fiduciary Duty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.02   Allocation of Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58

         12.03   Delegation of Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.04   Liability for Allocation or Delegation of Responsibilities . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.05   Liability for Co-Fiduciaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         12.06   Same Person May Serve in More than One Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

ARTICLE XIII - THE PLAN ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60

         13.01   Appointment of Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.02   Acceptance by Plan Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.03   Signature of Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.04   Appointment of an Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.05   Duties of the Plan Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         13.06   Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         13.07   Claims Review Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         13.08   Compensation and Expenses of Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         13.09   Removal or Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         13.10   Records of Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         13.11   Other Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62

ARTICLE XIV - THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63

         14.01   Appointment of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         14.02   Acceptance by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         14.03   Investment Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         14.04   Payment From the Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63

ARTICLE XV - THE EMPLOYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

         15.01   Notification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.02   Record Keeping . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.03   Bonding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.04   Signature of Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.05   Plan Counsel and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.06   Other Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.07   Controlled Groups/Affiliated Service Groups  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         15.08   Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

ARTICLE XVI- PLAN AMENDMENT OR MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

         16.01   Power to Amend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         16.02   Limitations on Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         16.03   Method of Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         16.04   Notice of Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         16.05   Merger or Consolidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

ARTICLE XVII- TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

         17.01   Right to Terminate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
         17.02   Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
         17.03   Manner of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
         17.04   No Reversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         17.05   Termination of an Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         17.06   Partial Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         17.07   Effect of Partial Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70

ARTICLE XVIII - FUNDING POLICY FOR PLAN BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71

         18.01   Funding Method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         18.02   Investment Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         18.03   No Purchase of Life Insurance Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         18.04   Investment Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
         18.05   Non-transferability of Annuity Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71

ARTICLE XIX - TOP-HEAVY PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

         19.01   Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         19.02   Special Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         19.03   Top-Heavy Minimum Required Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
         19.04   Super Top-Heavy Minimum Required Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
         19.05   Non-forfeitability of Minimum Top-Heavy Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         19.06   Compensation Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         19.07   Minimum Vesting Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         19.08   Adjustments to Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         19.09   Participant Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80

ARTICLE XX - PROVISIONS AFFECTING BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81

         20.01   Availability of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
         20.02   Loan Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
         20.03   Amount of Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
         20.04   Collateral Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.05   Loan Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.06   Accounting for Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.07   Effect of Termination of Employment or Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.08   Spousal Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.09   Anti-Alienation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.10   Qualified Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         20.11   QDRO Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
         20.12   Additional QDRO Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85

ARTICLE XXI- MULTIPLE EMPLOYER PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87

         21.01   Adoption by Other Gibbons Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         21.02   Requirements of Participating Gibbons Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         21.03   Designation of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         21.04   Employee Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         21.05   Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         21.06   Discontinuance of Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         21.07   Administrator's Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
         21.08   Participating Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88

ARTICLE XXII- MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89

         22.01   Participant's Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.02   Actions Consistent with Terms of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.03   Performance of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.04   Validity of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.05   Legal Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.06   Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.07   Uniformity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.08   Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.09   Receipt and Release for Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         22.10   Payments to Minors, Incompetents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         22.11   Missing Persons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         22.12   Transfer of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         22.13   Prohibition Against Diversion of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         22.14   Period of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
         22.15   Applicability of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         22.16   Misstatement of Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         22.17   Return of Contributions to the Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         22.18   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91

                              LIST OF DEFINITIONS

Definition                                 Section     Page    Definition                                       Section     Page
Account                                    2.01        2       Investment Fund                                  2.28         8
Accrued Benefit                            2.02        3       Investment Manager                               2.29         8
Administrator                              2.03        3       K-Test Average Contribution Percentage           2.30         8
Affiliated Service Group                   2.04        3       K-Test Contribution Percentage                   2.31         9
Age                                        2.05        3       K-Test Contributions                             2.32         9
Anniversary Date                           2.06        3       Key Employee                                     19.02(d)     84
Annual Compensation                        2.07        3       Late Retirement                                  9.01         49
Annual Additions                           7.01(a)     38      Leased Employee                                  2.33         9
Annuity Starting Date                      2.08        4       Limitation Year (Special 415 Def.)               7.01(j)      43
Beneficiary                                2.09        4       Limitation Year                                  2.34         10
Board of Directors                         2.10        4       M-Test Contributions                             2.37         10
Code                                       2.11        4       M-Test Average Contribution Percentage           2.35         10
Compensation                               2.07        3       M-Test Contribution Percentage                   2.36         10
Compensation (Special 413 Def.)            7.01(b)     38      Matching Contribution                            2.38         10
Contingent Beneficiary                     2.12        4       Maximum Permissible Amount                       7.01(k)      43
Controlled Group                           2.13        4       Named Fiduciary                                  2.39         10
Davis-Bacon Employee                       2.18        5       Net Profit                                       2.40         10
Davis-Bacon Account                        2.01(f)     2       Non-Highly Compensated Employee                  2.41         11
Davis-Bacon Contribution Schedule          5.08        24      Non-Key Employee                                 19.02(d)     84
Defined Contribution Dollar Limitation     7.01(e)     41      Normal Retirement Age                            2.42         11
Defined Benefit Fraction                   7.01(d)     40      Normal Retirement Date                           2.43         11
Defined Benefit Dollar Limitation          7.01(c)     40      Normal Retirement                                9.01         49
Defined Contribution Fraction              7.01(f)     41      One Percent Owner                                19.02(e)     85
Determination Period                       19.02(b)    84      One Year Break in Service                        3.05         16
Determination Date                         19.02(a)    84      Participant Rollover Account                     2.01(c)      2
Disability                                 2.14        4       Participant Elective Deferral Account            2.01(a)      2
Disability Retirement                      9.02        49      Participant Voluntary Contri. Account            2.01         2
Effective Date                             2.15        5       Participant                                      2.44         11
Elective Deferral                          2.16        5       Permissive Aggregation Group                     19.02(f)     85
Eligibility Service                        3.02        13      Plan Year                                        2.47         11
Eligibility Computation Period             3.01        13      Plan Sponsor                                     2.48         11
Eligible Employee                          2.17        5       Plan Administrator                               2.03         3
Employee                                   2.18        4       Plan                                             2.45         11
Employer Matching Contribution Account     2.01(d)     2       Present Value                                    19.02(g)     86
Employer Profit-Sharing Cont. Account      2.01(e)     2       Prevailing Wage Law                              5.08         25
Employer                                   2.18        5       Prior Plan                                       2.48         11
Employer (Special 415 Def.)                7.01(g)     42      Projected Annual Benefit                         7.01(l)      44
Employment Commencement Date               3.03        13      QDRO: Domestic Relations Order                   20.11(b)     99
Entry Date                                 2.20        5       QDRO: Alternate payee                            20.11(a)     99
ERISA                                      2.21        6       QDRO: Qualified Domestic Relations Order         20.11(c)     99
Excess M-Test Contributions                5.013(c)    28      Qualified Matching Contribution                  2.49         11
Excess Amount                              7.01(h)     42      Qualified Non-Elective Contribution              2.50         11
Excess Deferrals                           5.13(a)     28      Re-employment Commencement Date                  3.06         16
Excess K-Test Contributions                5.13(b)     28      Required Aggregation Group                       19.02(h)     86
Excess Combined-Test Contributions         5.13(d)     29      Salaried Employee                                2.18         5
Excluded Employee                          2.22        6       Salary Reduction Agreement (Def.)                5.01(a)      21
Family Member                              2.23        6       Subsequent Eligibility Computation Period        3.01(b)      13
Fiduciary                                  2.24        6       Super Top-Heavy Minimum Required Alloc.          19.04        91
Financial Hardship                         8.02        46      Super Top-Heavy                                  19.02(i)     86
Five Percent Owner                         19.02(c)    84      Termination of Employment                         3.07        16
Former Participant                         2.25        7       Top-Heavy                                        19.02(j)     86
Gibbons Employer                           2.19        5       Top-Heavy Minimum Required Allocation            19.03        89
Group Under Common Control                 2.26        7       Top-Heavy Compensation                           19.02(l)     87
Highly Compensated Employee                2.27        7       Top-Heavy Ratio                                  19.02(m)     87
Hourly Employee                            2.19        5       Top-Heavy Valuation Date                         19.02(n)     89
Hours of Service                           3.04        13      Top-Heavy Average Monthly Comp.                  19.02(k)     86
Immediate and Heavy Financial Need         80.3        47      Trust                                            2.51         11

Individual Medical Benefit Account         7.01(i)     42      Trust Fund                                       2.52         12
Initial Eligibility Computation Period     3.01(a)     13      Trustee                                          2.53         12
Valuation Date                             2.54        12

Definition                                 Section     Page
Valuation Date                             2.54        12
Vested Accrued Benefit                     2.55        12
Vested Amounts                             11.01       61
Vested Interest                            2.55        12
Vesting Computation Period                 3.08        17
Year of Eligibility Service                3.10        17
Year of Service                            3.09        17
Year of Vesting Service                    3.11        17

                                   ARTICLE I

                         ESTABLISHMENT AND RESTATEMENT


         1.01 ESTABLISHMENT: This Plan is signed and executed on the day set forth at the end of this Plan, effective for all purposes (except as specifically set forth hereafter) as of January 1, 1989. This Plan is by and between Gibbons & Reed Company, a corporation organized and existing under the laws of the State of Utah, with principal offices located at Salt Lake City, Utah, hereinafter referred to as the "Plan Sponsor", and Gibbons & Reed Company as the Plan Administrator. With the consent of Gibbons & Reed Company this Plan may be adopted by other affiliated Employers.

         1.02 HISTORY: This Plan is an amended plan in restated form, the original plan having been adopted effective on December 30, 1955, and having been most recently amended and restated in its entirety effective January 1, 1987, as the Gibbons Company Profit Sharing and Retirement Plan ("Prior Plan").

         1.03 INTENT: Gibbons & Reed Company intends by this Plan to amend and restate the Prior Plan for the benefit of its Employees who shall meet the eligibility requirements hereinafter set forth and for the benefit of the beneficiaries of such Employees, respectively, as hereinafter provided.
Gibbons & Reed Company further intends that this Plan meet all the requirements of the Internal Revenue Code of 1986 ("Code") and the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan shall be interpreted, wherever possible, to comply with the terms of the Code and ERISA and all formal regulations and rulings issued thereunder.

         1.04 LIMITATION ON APPLICABILITY: The provisions of this Plan shall apply only to persons who are or who become Participants in this Plan on or after the Effective Date. Except as specifically provided in this Plan, the provisions of the Prior Plan will continue to apply to persons who are Former Participants on the Effective Date, unless and until such time as such persons may again become Participants in this Plan.

                                   ARTICLE II

                              DEFINITIONS OF TERMS


         As used in this Plan and Trust Agreement, the following words and phrases shall have the meanings indicated, unless the context clearly requires another meaning.

         2.01 "ACCOUNT" shall mean the Account established and maintained by the Plan Administrator for a Participant with respect to any interest in the Investment Fund. Each Participant's Account shall be credited or charged with contributions, distributions, earnings and losses as provided herein. The following separate sub-accounts shall be established for each Participant, as applicable, and in the aggregate they shall constitute the Participant's
Account:

         (a) "PARTICIPANT ELECTIVE DEFERRAL ACCOUNT" shall mean the Account which is attributable to the contributions made by the Employer pursuant to an election by the Participant under
                 Section 5.01

         (b) "PARTICIPANT VOLUNTARY CONTRIBUTION ACCOUNT" shall mean the Account which is attributable to after-tax contributions made by the Participant to the Plan after December 31, 1986, if any.

         (c) "PARTICIPANT ROLLOVER ACCOUNT" shall mean the Account which is attributable to contributions received pursuant to Section 5.05.

         (d) "EMPLOYER MATCHING CONTRIBUTION ACCOUNT" shall mean the Account which is attributable to matching contributions made by the Employer pursuant to Section 5.06.

         (e) "EMPLOYER PROFIT-SHARING CONTRIBUTION ACCOUNT" shall mean the Account which is attributable to the Profit-Sharing contributions made by the Employer pursuant to Section 5.07. This Account shall also include (but separately account for) all after-tax voluntary contributions made by the Participant prior to January 1, 1987.

         (f) "DAVIS-BACON ACCOUNT" shall mean the Account which is attributable to Employer Davis-Bacon Contributions, together with all assets transferred from any predecessor Davis-Bacon Plan.

The maintenance of separate sub-accounts is for accounting purposes only and segregation of the assets of the Plan shall not be required.

         2.02 "ACCRUED BENEFIT" shall mean, as of any date, the sum of the values in each of a Participant's Accounts as of the most recent preceding Valuation Date, plus any contributions to and minus any distributions from the Accounts since the Valuation Date, plus the cash surrender value of all Insurance Contracts and allocated annuity contracts purchased for a Participant.

         2.03 "ADMINISTRATOR OR PLAN ADMINISTRATOR" shall mean the person, persons, or corporation administering this Plan, as provided in Article XIII hereof, and any successor or successors thereto.

         2.04 "AFFILIATED SERVICE GROUP" shall mean a group of corporations, partnerships, or other organizations which is an affiliated service group as defined in Code Section 414(m).

         2.05 "AGE" shall mean a person's attained age in completed years and months as of the date determined.

         2.06    "ANNIVERSARY DATE" shall be the first day of each Plan Year.

         2.07 "ANNUAL COMPENSATION" OR "COMPENSATION" shall mean the amount of all salary payments and wages for personal services rendered which is paid to an Employee during the Plan Year by a Gibbons Employer, including overtime pay, commissions and bonuses. Compensation shall be determined before deductions for federal income taxes, state income taxes and Social Security (FICA) taxes, before deductions for contributions by salary reduction to this Plan or any other plan that meets the requirements of Code Sections 401(k) or 125 and are sponsored by a Gibbons Employer, before deductions for Participant contributions to any insurance program sponsored by a Gibbons Employer and before deferral pursuant to any written contract of deferred compensation between the Participant and a Gibbons Employer. Compensation shall not include director's fees, allowances or reimbursements for expenses, relocation payments, merchandise and service discounts, the value of insurance coverage, automobile or mileage allowances, parking, public transportation payments, or benefits in the form of property or the use of property or other fringe benefits. Unless specifically included by this Section, payments or contributions to or for the benefit of a Participant under any deferred compensation plan, pension, profit sharing, group life or health insurance, hospitalization or other employee benefit plan and any lump sum amounts paid at termination of employment (on account of such termination), such as severance pay, vacation and sick leave cash-outs, shall not be included in Compensation. For purposes of a contribution or an allocation under the Plan based on compensation, Annual Compensation shall only include amounts actually paid an Employee during the period he is a Participant in the Plan and shall be further apportioned according to the period the Employee is designated in a sub-category under Section 2.18.

If a Participant is credited with at least one (1) Hour of Service in a Plan Year beginning after December 31, 1988, the Participant's Annual Compensation taken into account for that Plan Year and any succeeding Plan Year shall not exceed two hundred thousand dollars ($200,000), or such greater amount adjusted at the same time and in the same manner as the benefit limitation for defined benefit plans under Code Section 415(b)(1)(A). For Plan Years beginning after December 31, 1993, the Plan shall substitute the amount "one hundred fifty thousand dollars ($150,000)" for the amount "two hundred thousand dollars ($200,000)" wherever it appears in this Section. The one hundred fifty thousand dollar amount shall be adjusted each Plan Year as provided in Code
Section 401(a)(17(B). For any short Plan Year the Annual Compensation limit shall be an amount equal to the Annual Compensation limit for the calendar year in which the Plan Year begins, multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12).

In applying the limitations of this Section the family group of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because the Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest Compensation (as defined in Section 7.01(b)) during the Plan Year shall be treated as a single Participant, except that Family Members shall include only the Participant's spouse and any lineal descendants who have not attained the age of nineteen
(19) before the close of the Plan Year. If, upon application of the above family aggregation rules, the Annual Compensation limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each Family Member's Annual Compensation prior to the application of this limitation, or the limitation shall be adjusted pursuant to any other method permitted by regulations.

         2.08 "ANNUITY STARTING DATE" shall mean the first day of the first month for which an amount is payable, or the date on which a benefit is actually paid or begins to be paid.

         2.09 "BENEFICIARY" shall mean any person, persons, or trust designated by a Participant on a form as the Plan Administrator may prescribe to receive any death benefit that may be payable hereunder if such person or persons survive the Participant. This designation may be revoked at any time in similar manner and form. In the event of the death of the designated Beneficiary prior to the death of the Participant, the Contingent Beneficiary shall be entitled to receive any death benefit.

         2.10    "BOARD OF DIRECTORS" shall mean:

         (a)     In the case of a corporation, its Board of Directors; or

         (b) In the case of a partnership or joint venture, its controlling partners.

         2.11 "CODE" shall mean the Internal Revenue Code of 1986, as amended.


         2.12 "CONTINGENT BENEFICIARY" shall mean the person, persons, or trust duly designated by the Participant to receive any death benefit from the Plan in the event the designated Beneficiary does not survive the Participant.

         2.13 "CONTROLLED GROUP" shall mean a group of corporations which constitutes a controlled group of corporations as defined in Code Section 414(b).

         2.14 "DISABILITY" shall mean the resignation or dismissal prior to Normal Retirement Age of a Participant whom the Administrator determines to have become permanently unable to discharge his assigned duties as a result of mental or physical disease or condition which can be expected to result in death or which can be expected to last for a continuous period of indefinite duration. In making such determination, the Administrator shall employ a doctor who is licensed and qualified to practice medicine in any State to examine the Participant and then issue an opinion as to the disability of the Participant involved. In the event a difference shall arise between the Participant and the Administrator as to the existence of such total and permanent disability, the issue concerning such disability shall be resolved by a majority decision of three doctors, one to be appointed by the Administrator, one by the Participant claiming such disability, and the third by the two thus first appointed. The decision of the majority of such three doctors as to the existence of such total and permanent disability shall be final and conclusive. Notwithstanding the foregoing, a Participant who is eligible to receive Social Security disability payments shall be deemed to be disabled without further proof.

         2.15 "EFFECTIVE DATE" shall mean January 1, 1989, the effective date of this restated Plan. All provisions of this Plan shall be effective as of that date unless an alternative date is specifically provided.

         2.16 "ELECTIVE DEFERRAL" shall mean a contribution to the Plan under a cash or deferred arrangement as defined in Code Section 401(k) to the extent not includable in gross income, which is made pursuant to an Employee Deferral Election.

         2.17 "ELIGIBLE EMPLOYEE" shall mean any Employee who is not an Excluded Employee.

         2.18 "EMPLOYEE" shall mean any person who is employed by a Gibbons Employer in a capacity other than solely as a director. The term "Employee" shall also include a Leased Employee of a Gibbons Employer. For purposes of this Plan an "Employee" shall be further designated as a "Salaried Employee," "Hourly Employee" or "Davis-Bacon Employee." "Salaried Employee" shall mean an Employee who is compensated on a salary basis and "Hourly Employee" shall mean an Employee who is compensated on an hourly basis. "Davis-Bacon Employee" shall mean an Employee who renders services to the Employer pursuant to a contract or contracts subject to a Prevailing Wage Law (as that term is defined in Section 5.08). Each Employee shall be designated under one or more of the above sub-categories, however no Employee shall be designated in the "Salaried Employee" sub-category and any other sub-category at the same time.

         2.19 "EMPLOYER" OR "GIBBONS EMPLOYER" shall mean the Plan Sponsor and any other entity who, with the authorization of the Plan Sponsor, may adopt this Plan. Solely for purposes of determining Eligibility Service, Years of Vesting Service and One Year Breaks in Service, any entity not adopting this Plan which, together with the Plan Sponsor, is a member of a Controlled Group, Group Under Common Control, or Affiliated Service Group shall also be treated as an Employer for the period of time during which such entity was a member of such group. Gibbons Employers may, at the option of the Plan Sponsor, be identified by a list attached as an addendum to this Plan, or through separate participation agreements, which reflect adoption by the Gibbons Employer of this Plan.

         2.20 "ENTRY DATE" shall mean, solely for purposes of participation under Article IV, the date an Employee became or becomes a Participant in the Plan. Entry Dates occur on the each January 1 and July 1. For all other Plan purposes, including benefit accrual and amendment to Salary Reduction Agreements "Entry Date" shall mean the first day of each calendar quarter. The Plan shall also provide for a one-time special Entry Date of August 1, 1993, for Hourly Employees who execute written Salary Reduction Agreements by the time required in Section 4.01(e).

         2.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         2.22 "EXCLUDED EMPLOYEE" shall mean a member of that class of Employees who are not eligible to participate in the Plan or accrue any benefit under the Plan, regardless of the number of hours worked. The class of such Employees includes:

         (a) Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives and the Employer under which retirement benefits were the subject of good faith bargaining between said Employee representatives and the Employer.

         (b) Individuals who are employed by the Employer in the following classifications:

                 (i)      consultant, or

                 (ii)     independent contractor.

         2.23 "FAMILY MEMBER" shall mean, with respect to any Employee, the Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendants.

         2.24 "FIDUCIARY" shall mean and include the Trustee, Plan Administrator, Plan Sponsor, Investment Manager, and any other person or corporation who:

         (a) Exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

         (b) Renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any authority or responsibility to do so;

         (c) Has any discretionary authority or discretionary responsibility in the administration of the Plan; or

         (d) Is described as a "fiduciary" in Sections 3(14) or (21) of ERISA or is designated to carry out fiduciary responsibilities pursuant to this agreement to the extent permitted by Section 405(c)(1)(B) of ERISA.

         2.25 "FORMER PARTICIPANT" shall mean an individual who was an active Participant in the Plan and who retains and is entitled to receive an Accrued Benefit under the Plan.

         2.26 "GROUP UNDER COMMON CONTROL" shall mean a group of trades or businesses (whether or not incorporated) which are under common control as defined in Code Section 414(c).

         2.27 "HIGHLY COMPENSATED EMPLOYEE" shall mean, for any Plan Year, an Employee, other than a non-resident alien receiving no earned income from the Employer from sources within the United States, who, during such year or the preceding year:

        (a) Was at any time a Five Percent Owner (as defined in Section 19.02(c)); or

         (b) Received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000); or

         (c) Received Compensation from the Employer in excess of fifty thousand dollars ($50,000) and was in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such year; or

         (d) Was at any time an officer and received Compensation greater than fifty percent (50%) of the amount in effect under Code
                 Section 415(b)(1)(A) for such year or was the highest paid officer if no officer received compensation greater than that level. For purposes of this Paragraph, no more than fifty
                 (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the number of Employees) shall be treated as officers.

A former Employee who was a Highly Compensated Employee upon separation from service or at any time after attaining Age fifty-five (55) shall be treated as a Highly Compensated Employee.

For purposes of the above, an Employee not described in (b), (c) or (d) for the preceding year shall not be treated as described in (b),(c) or (d) unless such Employee is in the group consisting of the top one hundred (100) Employees when ranked on the basis of Compensation paid during the Plan Year.

For purposes of the above, with respect to an Employee who is a Family Member of a Five Percent Owner or of one of the ten (10) most Highly Compensated Employees, such Family Member and the Five Percent Owner or top-ten Highly Compensated Employee shall be treated as a single employee receiving the Compensation and plan contributions or benefits of both the Family Member and the Five Percent Owner or top-ten Highly Compensated Employee.

For purposes of the above, Compensation is defined as in Section 7.01(b) of this Plan, but shall include contributions made by the Employer to a plan of deferred compensation otherwise excluded in Section 7.01(b). The dollar amounts in paragraphs (b) and (c) shall be adjusted at the same time and in the same manner as the benefit limitation for defined benefit plans under Code
Section 415(b)(1)(A).

For purposes of determining the number of Employees in (c) and (d) above, the following shall be excluded: Employees who have not completed six (6) months of service; Employees who normally work less than seventeen and one-half (17 1/2) hours per week; Employees who normally work not more than six (6) months per year; Employees who have not attained Age twenty-one (21); and Employees described in Section 2.21(a) and (b), except as provided in Regulations issued under Code Section 414(q).

The Employer may, at his discretion, elect to use the calendar year calculation method for determining who is a Highly Compensated Employee, as described in Regulations issued under Code Section 414(q), provided that such method is uniformly applied for all Plan Years and for all plans of the Employer. The Employer may, at his discretion, elect to use the transition rules for determining who is a Highly Compensated Employee for the Plan Years beginning in 1987 and 1988, as described in Regulations issued under Code Section 414(q), provided that such rules are uniformly applied for all plans of the Employer.

         2.28    "INVESTMENT FUND" shall mean all assets of the Trust Fund.

         2.29 "INVESTMENT MANAGER" shall mean any Fiduciary (other than a Trustee or Named Fiduciary) who:

         (a) Has the power to manage, acquire or dispose of any asset of the Plan;

         (b) Is (i) registered as an investment advisor under the Investment Advisors Act of 1940; (ii) a bank as defined in that Act; or (iii) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

         (c) Has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         2.30 "K-TEST AVERAGE CONTRIBUTION PERCENTAGE" shall mean the average (expressed as a percentage) of the K-Test Contribution Percentages of the Participants in a group.

         2.31 "K-TEST CONTRIBUTION PERCENTAGE" shall mean the ratio (expressed as a percentage) of a Participant's K-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year, provided that, if a Participant is a Highly Compensated Employee for whom the family aggregation rules in Section 2.22 apply, the K-Test Contribution Percentage shall be determined by combining the K-Test Contributions and compensation of all eligible Family Members. For this purpose, Compensation is defined as in
Section 7.01(b) of the Plan.

         2.32 "K-TEST CONTRIBUTIONS" shall mean, for any Plan Year, a Participant's Elective Deferrals, less any of the Participant's Elective Deferrals included as M-Test Contributions, plus, if so elected by the Employer, part or all of the Qualified Non-Elective Contributions and Qualified Matching Contributions allocated to the Participant for such year, provided that, any Qualified Non-Elective Contributions included as K-Test Contributions shall not increase the difference between the K-Test Average Contribution Percentage for Highly Compensated Employees and the K-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, no Qualified Non-Elective Contributions or Qualified Matching Contributions included as K-Test Contributions shall be included as M-Test Contributions.

         2.33 "LEASED EMPLOYEE" shall mean any person who, pursuant to an agreement between the Gibbons Employer and any other person or organization (leasing organization) has performed services for the Employer (or for the Gibbons Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the business field of the Gibbons Employer.

Contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. If such leased employees constitute not more than twenty percent (20%) of the Gibbons Employer's non-highly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), the preceding sentence shall not apply to any Leased Employee who is covered by a money purchase pension plan providing:

         (a) A non-integrated employer contribution rate of at least ten percent (10%) of compensation; and

         (b) Immediate participation with respect to any person who has received compensation from the leasing organization of at least one thousand dollars ($1,000) in any one of the four most recent plan years of such plan; and

         (c)     Full and immediate vesting.

         2.34 "LIMITATION YEAR" shall mean the Plan Year, unless the Employer elects a different twelve (12) month period.

         2.35 "M-TEST AVERAGE CONTRIBUTION PERCENTAGE" shall mean the average (expressed as a percentage) of the M-Test Contribution Percentages of the Participants in a group.

         2.36 "M-TEST CONTRIBUTION PERCENTAGE" shall mean the ratio (expressed as a percentage) of a Participant's M-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year, provided that, if a Participant is a Highly Compensated Employee for whom the family aggregation rules in Section 2.22 apply, the M-Test Contribution Percentage shall be determined by combining the M-Test Contributions and compensation of all eligible Family Members. For this purpose, Compensation is defined as in
Section 7.01(b) of the Plan.

         2.37 "M-TEST CONTRIBUTIONS" shall mean, for any Plan Year, a Participant's Employee Contributions, Matching Contributions and Recharacterized Contributions, less any of the Participant's Qualified Matching Contributions included as K-Test Contributions, plus, if so elected by the Employer, part or all of the Qualified Non-Elective Contributions and Elective Deferrals allocated to the Participant for such year, provided that, any Qualified Non-Elective Contributions included as M-Test Contributions shall not increase the difference between the M-Test Average Contribution Percentage for Highly Compensated Employees and the M-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, no Qualified Non-Elective Contributions or Elective Contributions included as M-Test Contributions shall be included as K-Test Contributions.

         2.38 "MATCHING CONTRIBUTION" shall mean any Employer contribution made to the Plan on behalf of an Employee on account of an Employee's Elective Deferral, but excluding, for Plan Years beginning after December 31, 1988, any contribution used to meet the minimum required allocation under Section 19.03 or 19.04.

         2.39 "NAMED FIDUCIARY" shall mean the Plan Administrator and any Committee appointed and so designated by the Plan Administrator.

         2.40 "NET PROFIT" shall mean the current and accumulated earnings of the Employer as reflected by its books of account for the particular fiscal year according to generally accepted accounting principles, consistently applied, prior to the provision for federal and state income tax, without increase or decrease due to corrections or adjustments subsequently made, but excluding the cost of contributions made under this Plan or any other qualified plan.

         2.41 "NON-HIGHLY COMPENSATED EMPLOYEE" shall mean an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee required to be aggregated under the family aggregation rules in Section 2.22.

         2.42    "NORMAL RETIREMENT AGE" shall mean Age 65.

         2.43 "NORMAL RETIREMENT DATE" shall mean the first day of the calendar month coinciding with or next following a Participant's Normal Retirement Age.

         2.44 "PARTICIPANT" shall mean any Employee who on or after the Effective Date meets the requirements for participation hereunder. An Employee who has satisfied such requirements, has not become an Excluded Employee and has not terminated employment shall be considered to be an "active" Participant so long as there is in effect a Salary Reduction Agreement whereby the Participant has agreed to have contributions made to this Plan through Elective Deferrals or the Participant qualifies as a Davis-Bacon Employee or Salaried Employee and has not executed an election not to participate pursuant to
Section 4.06.

         2.45 "PLAN" shall mean the Plan as stated herein and as may be amended from time to time, denominated the "Gibbons Company Profit Sharing and Retirement Plan.

         2.46    "PLAN SPONSOR" shall mean Gibbons & Reed Company.

         2.47 "PLAN YEAR" shall mean the one year period commencing January 1 and ending December 31.

         2.48 "PRIOR PLAN" shall mean this Plan as it existed prior to the Effective Date.

         2.49 "QUALIFIED MATCHING CONTRIBUTION" shall mean a Matching Contribution with respect to which the requirements of Code Section Section 401(k)(2)(B) and (C) are met.

         2.50 "QUALIFIED NON-ELECTIVE CONTRIBUTION" shall mean any Employer contribution to the Plan other than a Matching Contribution with respect to which the Employee may not elect to have the contribution paid to the Employee in cash instead of being contributed to the Plan and the requirements of Code Section Section 401(k)(2)(B) and (C) are met.

         2.51 "TRUST" shall mean the Trust created under the Prior Plan, designated as the Gibbons Company Profit Sharing and Retirement Plan Trust, and continued through a restated and amended Trust Agreement, effective July 1, 1993, with INVESCO Trust Company as Trustee.

         2.52 "TRUST FUND" shall mean all cash, securities, annuity contracts, Insurance Contracts, real estate and any other property held by the Trustee pursuant to the terms of this Agreement, together with investment earnings or losses thereon, less any applicable expenses of the Plan and Trust.

         2.53 "TRUSTEE" shall mean the bank, trust company or other corporation possessing trust powers under applicable State or Federal law, or one or more individuals, or any combination thereof named as parties hereto, or any successor Trustee or Trustees hereunder.

         2.54 "VALUATION DATE" shall mean the date on which the Trust Fund and Accounts are valued, as provided in this Plan. The following shall be Valuation Dates:

         (a)     the last day of each Plan Year (the "Anneal Valuation Date");

         (b)     the last day of each month during the Plan Year:

         (c) any other day designated by the Plan Administrator and set forth in a written notice to the Trustee as the Plan Administrator may consider necessary or advisable to provide for the orderly and equitable administration of the Plan.

         2.55 "VESTED INTEREST" or "VESTED ACCRUED BENEFIT" shall mean the portion of a Participant's Accrued Benefit which is non-forfeitable.

                                  ARTICLE III

                         SERVICE DEFINITIONS AND RULES


         3.01 "ELIGIBILITY COMPUTATION PERIOD" shall mean the period used to measure Eligibility Service and Breaks in Service for purposes of eligibility to begin and maintain participation in the Plan.

         (a) "INITIAL ELIGIBILITY COMPUTATION PERIOD" shall mean, for any Employee in any Plan Year in which a Year of Eligibility Service is required, the twelve (12) consecutive month period which begins on the Employee's Employment Commencement Date or Re-employment Commencement Date.

         (b) "SUBSEQUENT ELIGIBILITY COMPUTATION PERIOD" shall mean, for any Employee in any Plan Year in which a Year of Eligibility Service is required, the Plan Year beginning with or within the Initial Eligibility Computation Period and succeeding Plan Years.

For any Plan Year in which less than a Year of Eligibility Service is required for participation, the Eligibility Computation Period shall be determined from the Employee's Employment Commencement Date or Re-employment Commencement Date.

         3.02 "ELIGIBILITY SERVICE" shall mean service for any period during which an Employee receives credit for Hours of Service for a Gibbons Employer.

         3.03 "EMPLOYMENT COMMENCEMENT DATE" shall mean the date on which the Employee first performs an Hour of Service for a Gibbons Employer.

         3.04    "HOUR OF SERVICE" shall mean and be determined as follows:

         (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the year or years in which the duties are performed.

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence. Notwithstanding the preceding sentence:

                 (1) No more than five hundred and one (501) Hours of Service are required to be credited under this paragraph during which the Employee performs no duties (whether or not such period occurs in a single computation period);

                 (2) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws; and

                 (3) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                 For purposes of this paragraph (b), a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. Hours under this paragraph (b) shall be calculated and credited pursuant to DOL Reg. Section 2530.200b-2, paragraphs (b) and
                 (c), which are incorporated herein by this reference.

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (p), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the year or years to which the award or agreement pertains rather than the year in which the award, agreement or payment is made.

         (d) Hours of Service shall be determined on the basis of actual hours for which an Employee is paid, entitled to payment or for which back pay is awarded or agreed to.

         (e) For Plan Years beginning after December 31, 1984, in the case of an Employee who is absent from work for any period:

                 (1)      By reason of the pregnancy of the Employee;

                 (2)      By reason of the birth of a child of the Employee;

                 (3) By reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee; or

                 (4) For purposes of caring for such child for a period beginning immediately following such birth or placement;

                 Hours of Service shall include the Hours of Service which otherwise would normally have been credited to such Employee but for such absence; or in any case in which the Plan is unable to determine the Hours of Service to be credited, eight
                 (8) Hours of Service for each regularly scheduled work day of such absence. The total number of hours treated as Hours of Service under this Section by reason of any pregnancy or placement shall not exceed five hundred and one (501) hours less the number of Hours of Service credited to an Employee pursuant to Subsections (a) through (e) above, for an absence described in this Subsection (f). The hours described in this Subsection (f) shall be treated as Hours of Service only in the computation period in which the absence from work begins, if an Employee would be prevented from incurring a One-Year Break in Service in such computation period solely because the period of absence is treated as Hours of Service as provided herein; or in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit will be given pursuant to this Subsection (f) unless the Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to herein, and the number of days for which there was such an absence.

         (f) Hours of Service shall be aggregated for service with all Gibbons Employers, however, in no event shall duplicate credit be given for the same Hours of Service.

         (g) The Plan Administrator may use any records to determine Hours of Service which it considers an accurate reflection of the facts.

         (h) When crediting Hours of Service for Employees who are paid on an hourly basis the Plan Administrator shall use the "actual" method. For purposes of the Plan, "actual" method shall mean the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. When crediting Hours of Service for Employees who are not paid on an hourly basis, the Plan Administrator shall use the "salaried earnings" method. With respect to an Employee whose Compensation consists primarily of periodic salary payments, "salaried earnings" method shall mean the determination of Hours of Service from records showing payments made to the Employee or payments due to the Employee from the Employer. In applying the "salaried earnings" method, an Employee who receives credit for four hundred thirty-five (435) hours and for eight hundred seventy (870) hours shall be deemed to have received credit for the equivalent of five hundred (500) Hours of Service and one thousand (1,000) Hours of Service respectively.

         3.05 "ONE YEAR BREAK IN SERVICE" shall mean a twelve (12) consecutive month period during which an Employee has not completed more than five hundred (500) Hours of Service, regardless of whether the Employee has incurred a Termination of Employment. For purposes of vesting, such twelve
(12) consecutive month periods shall be measured on the same basis as Years of Vesting Service. For purposes of eligibility to participate, the Plan shall not apply any break in service rule. The following types of absence shall not constitute a One-Year Break in Service:

         (a) Temporary leave of absence granted by the Employer for sickness, or extended vacation, provided that persons under similar circumstances shall be treated alike;

         (b) Absence due to illness or accident while regular remuneration is paid;

         (c) Absence for military service or significant civilian service for the United States, provided the absent Employee returns to service with the Employer within thirty (30) days of his release from such active military duty or service or any longer period during which his right to re-employment is protected by law.

         3.06 "REEMPLOYMENT COMMENCEMENT DATE" shall mean the date on which an Employee, who has both incurred a Termination of Employment from the Employer and has had a One Year Break in Service as a result of that termination, first performs an Hour of Service for the Employer following such Break in Service.

         3.07 "TERMINATION OF EMPLOYMENT" with respect to any Employee or Participant shall occur upon the resignation, discharge, death, retirement, failure to return to active work at the end of an authorized leave of absence or the authorized extension(s) thereof, failure to return to active work when duly called following a temporary layoff, or upon the happening of any other event or circumstance which, under the then current policy of the Gibbons Employer results in the termination of the employer-employee relationship. Termination of Employment shall not be deemed to occur merely because of a transfer between Gibbons Employers.

         3.08 "VESTING COMPUTATION PERIOD" shall mean the twelve (12) consecutive month period used to measure Years of Vesting Service and Breaks in Service for purposes of vesting. The twelve (12) consecutive month period used for the Vesting Computation Period shall be the Plan Year, provided however, with respect to the short Plan Year during the period from the day after the last Saturday in October, 1990 to December 31, 1991, a Participant shall receive credit for the Year of Vesting Service if he completes 1,000 Hours of Service during the fiscal year measured from October 28, 1990 to October 26, 1991, and an additional Year of Vesting Service if he completes 1,000 Hours of Service during the Plan Year period measured from January 1, 1991 to December 31, 1991.

         3.09 "YEAR OF SERVICE" shall mean a twelve (12) consecutive month period during which an Employee has completed at least one thousand (1000) Hours of Service.

         3.10 "YEAR OF ELIGIBILITY SERVICE" shall mean for Plan Years commencing prior to 1988 an Eligibility Computation Period during which an Employee has completed at least one thousand (1000) Hours of Service.

         3.11 "YEAR OF VESTING SERVICE" shall mean a Vesting Computation Period during which an Employee has completed at least one thousand (1000) Hours of Service. A Participant's Years of Vesting Service shall be determined based on all Vesting Computation Periods containing or beginning after his Employment Commencement Date or Re-employment Commencement Date.

                                   ARTICLE IV

                         ELIGIBILITY AND PARTICIPATION


         4.01    AGE AND SERVICE REQUIREMENTS:

         (a) Effective July 1, 1993, an Eligible Employee shall be eligible to participate in this Plan on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements:

                 (i)      attains the Age of twenty-one (21) years; and

                 (ii)     completes a Year of EligibIlity Service; and

                 (iii)    is employed on the Entry Date.

         (b) Effective July 1, 1993, an Eligible Employee who is also a Davis-Bacon Employee shall be eligible to participate in this Plan for the purpose of receiving allocations of Employer Davis-Bacon Contributions only, on his Employment Commencement Date or his Re-employment Commencement Date.

         (c) Prior to July 1, 1993, but after the Effective Date, only an Eligible Employee who is a Salaried Employee and who on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements, shall be eligible to participate in this Plan:

                 (i)      attains the Age of twenty-one (21) years;

                 (ii)     completes a Year of Eligibility Service; and

                 (iii)    is employed on the Entry Date.

         (d) Prior to the Effective Date an Eligible Employee shall be eligible to participate as provided in the Prior Plan.

         (e) An Eligible Employee shall commence participation in the Plan as an active Participant only upon execution prior to the applicable Entry Date of a written Salary Reduction Agreement in the manner set forth in procedures issued by the Plan Administrator. Notwithstanding the foregoing, an Eligible Employee who is also a Salaried Employee shall commence participation in the Plan as an active Participant for purposes of allocations of Employer Profit Sharing Contributions only, on the Plan Entry Date coincident with or immediately preceding the date the Salaried Employee satisfies the requirements of Section 4.01(a) or (c), as applicable. An Eligible Employee who is also a Davis-Bacon Employee shall commence participation in the Plan as an active Participant for purposes of allocations of Employer Davis-Bacon Contributions only, upon satisfaction of the requirements of Section 4.01(6). An Employee who was a Participant in the Prior Plan on the day before The Effective Date shall continue as a Participant in this Plan on that date.

         4.02 PLAN ADMINISTRATOR TO FURNISH ELIGIBILITY INFORMATION: As soon as practicable after each Employee's Employment Commencement Date, the Plan Administrator shall determine The Entry Date when the Employee shall first become eligible to participate in the Plan and shall notify each Employee of his/her eligibility, and of any application or other requirements for participation.

         4.03 INFORMATION TO BE PROVIDED BY EMPLOYEE: At the request of the Plan Administrator, each Eligible Employee shall furnish such information as is not available from the Employer. As a condition to participation in the Plan, the Employee shall first complete, execute and deliver a written Salary Reduction Agreement as reasonably required by the Plan Administrator.

         4.04    RECLASSIFICATION OF AN ELIGIBLE EMPLOYEE OR EXCLUDED EMPLOYEE:
Any Eligible Employee, whether or not he has previously participated in the Plan, who was previously classified as an Excluded Employee and is reclassified as an Eligible Employee shall be eligible to enter the Plan as an active Participant on the later of the date of his reclassification or the date he would otherwise join if he had not been classified as an Excluded Employee, provided he has otherwise satisfied the requirements of Section 4.01.

Any Participant who is reclassified as an Excluded Employee and who, prior to the reclassification completed one thousand (1000) Hours of Service in the Plan Year in which such reclassification occurred, shall be treated for purposes of determining his eligibility for any Employer Contributions to the Plan, allocation of which is contingent upon such Service, as though the reclassification had not occurred until the first day of the following Plan Year.

         4.05 Reemployment and Commencement of Participation: An Eligible Employee who had met the requirements of Section 4.01(a), (b) or (c) but terminated employment prior to his Entry Date shall be eligible to become a Participant on the date he is re-employed by the Employer, but in no event earlier than the Entry Date he would have joined had he not ceased employment. An Eligible Employee who was a Participant shall again become a Participant on the date he is re-employed by the Employer. The Eligible Employee shall become an active Participant and commence Elective Deferrals immediately upon execution of the Salary Deferral Agreement, if it is executed within the time period specified by the Plan Administrator pursuant to a uniform and nondiscriminatory policy. If not so executed, the Participant may become an active Participant as of the first day of subsequent calendar quarter thereafter.

         4.06 ELECTION NOT TO PARTICIPATE: At any time after the Plan Administrator notifies an Eligible Employee of his eligibility to participate in this Plan, the Eligible Employee may elect not to become an active Participant by not executing a Salary Reduction Agreement or (with respect to Employer Profit Sharing Contributions and Employer Davis-Bacon Contributions) by indicating on the enrollment form his election not to participate. The Employee may later become an active Participant as of the next Entry Date, if the Employee is then an Eligible Employee, meets the requirements for participation under this Article IV and completes the appropriate enrollment form or properly executes a Salary Reduction Agreement.

         4.07 EFFECT OF PARTICIPATION: A Participant who has executed a Salary Reduction Agreement shall be conclusively deemed to have assented to this Plan and to any subsequent amendments, and shall be bound thereby with the same force and effect as if he had formally executed this Plan.

                                   ARTICLE V

                     PARTICIPANT AND EMPLOYER CONTRIBUTIONS


         5.01    ELECTIVE DEFERRALS:

         (a) Each Participant may elect to defer any whole percentage of the Participant's salary or wages (including overtime pay), subject to a minimum of one percent (1%) and to a maximum percentage established by the Plan Administrator. Deferral shall be contingent on the Participant completing and executing a written Salary Reduction Agreement. The Salary Reduction Agreement shall be filed with the Administrator on a form prescribed for this purpose and shall be subject to the following rules:

                 (1) The Salary Reduction Agreement shall apply to each payroll period during which an effective Salary Reduction Agreement is on file with the Administrator. Except as provided in paragraph (b) below, the Salary Reduction Agreement shall apply to salary and waged paid, including overtime pay. It shall not apply to commissions or bonuses. However, at the Participant's election the Salary Reduction Agreement may apply solely to salary and wages, without regard to overtime pay.

                 (2) The amount by which the Participant's salary or wages is reduced under the Salary Reduction Agreement may be changed by a Participant no more than quarterly during the Plan Year. Any change shall be made in writing in accordance with the rules and procedures established by the Administrator.

                 (3) Salary Reduction Agreements and Amendments to Salary Reduction Agreements shall be effective as of the Entry Date following the date the Salary Reduction Agreement or the Amendment is executed by the Participant and received by the Administrator.

                 (4) The Administrator may amend or revoke a Salary Reduction Agreement with any Participant at any time if the Administrator determines that a revocation or amendment is necessary to ensure that the Participant's Elective Deferral for any Plan Year will not exceed any Plan limitations.

                 (5) The Administrator may revoke its Salary Reduction Agreements with all Participants or amend its Salary Reduction Agreements with all Participants on a uniform basis if it determines the Employer will not have sufficient monies to make contributions to the Plan required by the Salary Reduction Agreements.

         (b) Each Participant may elect by a separate one-time Salary Reduction Agreement to defer and have allocated for a Plan Year all or a portion of any cash bonus attributable to services performed by the Participant for the Employer during the Plan Year and which would be received by the Participant on or before the end of the Plan Year but for the deferral election. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executes the election. Cash bonuses attributable to services performed by the Participant during the Plan Year but which are paid to the Participant after the close of the Plan year shall be subject to the separate Salary Reduction Agreement as elected by the Participant for that cash bonus and in effect at the time the cash bonus would have otherwise been received.

         (c) The Elective Deferral amounts designated by the Participant in the Salary Reduction Agreement shall be withheld and contributed to the Plan by the Employer without regard to Net Profits to the Participant's Participant Elective Deferral Account. Unless otherwise authorized by the Plan Administrator, contributions made through payroll deductions shall be pursuant to the executed Salary Reduction Agreement form provided by the Plan Administrator.

         5.02 PAYMENT TO TRUSTEE: The Employer shall transmit to the Trustee the amounts withheld by it pursuant to Section 5.01 above within thirty
(30) days after the date the amount is withheld. However, the Employer shall not transmit to the Trustee any amounts withheld by it during the last quarter of any Plan Year or pursuant to a deferral election under Section 5.01(b), which in the Plan Administrator's opinion would cause the Plan to fail to meet the limitations described in Section 5.12 for that Plan Year. Such amounts, to the extent that they will not cause the Plan to fail to meet the limitations described in Section 5.12, may be transmitted to the Trustee at any time up to two and one-half (21/2) months after the end of the Plan Year. Amounts withheld and not transmitted to the Trustee shall be returned by the Employer to the respective Participants.

         5.03 SUSPENSION OF DEFERRALS: Upon written notice filed with the Plan Administrator at least ten (10) days (or such shorter period determined by the Plan Administrator) prior to the first day of the payroll period for which the notice is to be effective, a Participant may suspend his election to have a portion of his Annual Compensation deferred. The suspension shall be effective for the payroll period next following the effective date of the notice. The Participant shall nevertheless be considered a Participant hereunder for all other purposes if his employment continues, however, he shall not be considered to be an active Participant.

         5.04 NO VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS: From and after the Effective Date of this Plan, a Participant shall not be permitted to make voluntary after-tax contributions to the Plan. Voluntary after-tax contributions made prior to the Effective Date shall be allowed as provided in the Prior Plan, but shall be administered and maintained as provided in this Plan.

         5.05 ROLLOVER CONTRIBUTIONS BY PARTICIPANTS: A Participant (or an Employee who is expected to become a Participant) may rollover directly to this Plan (or indirectly through an individual retirement account, annuity or bond) the cash or cash proceeds from the sale of property distributed to the Participant in the form of a lump sum distribution (and after December 31,1992, an "eligible rollover distribution" as that term is defined under Code Section 401(a)(31)) from another plan qualified under Code Section 401(a). For this purpose after December 31, 1992 this Plan shall be an "eligible retirement plan" as that term is defined in Code Section 401(a)(31)(D). The amount shall be credited to his Participant Rollover Contribution Account, provided:

         (a) The Participant provides adequate evidence to the Plan Administrator that the amount satisfies the requirements of Code Section 402(a)(5) (Code Section 402(c) after December 31,
                 1992) regarding amounts that may be rolled over;

         (b) If the amount is rolled over indirectly to this Plan through an individual retirement account, annuity, or bond, the amount does not include life insurance policies, amounts contributed (or deemed to have been contributed) by the Participant or amounts distributed from a Plan not qualified under Code
                 Section 401(a); and

         (c) If the amount to be rolled over to this Plan was distributed after December 31, 1992, it is received by this Plan as a direct transfer pursuant to Code Section 402(e)(6) or rolled over after distribution to the Participant within sixty (60) days following its distribution.

         5.06 EMPLOYER MATCHING CONTRIBUTIONS: For each Plan Year the Employer shall contribute to the Plan an amount, determined without regard to Net Profits, which will be sufficient to credit the Employer Matching Contribution Account of each Participant who satisfies the requirements of
Section 6.04, with amounts which, when determined as a percentage of the Participant's Compensation for the Plan Year, are in total equal to the percentage amounts shown in the following table:

         Participant's elective                        Percentage of Employer
         deferral percentage:                          Matching Contribution:
                 0%                                            0.00%
                 1%                                            0.50%
                 2%                                            1.00%
                 3%                                            1.50%
                 4%                                            2.00%
                 5%                                            2.25%
                 6% or more                                    2.50%

In no event shall the Employer Matching Contribution exceed two and one-half percent (2.50%) of the Participant's Annual Compensation for the Plan Year; provided however, that if the Employer makes a Matching Contribution to the Plan at any time during the Plan Year (such as on a calendar quarter basis), the two and one-half percent (2.50%) limit of this Section 5.05 shall not be determined by reference to Annual Compensation for the Plan Year,but by reference to Compensation paid only during the period to which the Matching Contribution relates. Notwithstanding the previous sentence, no contribution in excess of the maximum amount which would constitute an allowable deduction for Federal income tax purposes under the applicable provisions of the Code, as now in force or hereafter amended, shall be required to be made by the Employer under this Section.

         5.07 EMPLOYER PROFIT SHARING CONTRIBUTIONS: In addition to the Employer Matching Contributions made pursuant to Section 5.06 for each Plan Year, the Employer may contribute, without regard to Net Profits, an amount determined by its Board of Directors as an Employer Profit Sharing

Contribution to the Accounts of Salaried Employees only. The Employer reserves the right to increase or decrease the amount of the Employer Profit Sharing Contribution from year to year, as determined by the Board of Directors.

The amount of the contribution to be credited to the Employer Profit Sharing Contribution Accounts of the Participants who are Salaried Employees may be stated in terms of a gross contribution, in which case the amount shall be reduced by any non-vested forfeitures from Employer Profit-Sharing Contribution Accounts of the Participants to be allocated during the Plan Year pursuant to
Section 11.05; or the amount may be stated in terms of a net contribution, in which ease the amount shall be in addition to any such non-vested forfeitures. In the absence of a direction as to whether the amount of the contribution is in terms of a gross contribution or a net contribution, it shall be deemed to be a net contribution.

         5.08 EMPLOYER DAVIS-BACON CONTRIBUTIONS: The Employer shall contribute for each Plan Year to the Accounts of all Davis-Bacon Employees, without regard to net profits, an amount determined according to the most recent Davis-Bacon Contribution Schedule adopted and approved by the Employer from time to time. The Employer shall attach a copy of each such Schedule to this Plan as adopted, which shall then become a part of this Plan. If the Employer has Employees working on more than one project at a time subject to a Prevailing Wage Law, the Employer may attach a separate Davis-Bacon Contribution Schedule for each project and designate the Davis-Bacon Employees for each project in order to comply with the Prevailing Wage Law applicable to that project. For purposes of this Section 5.08, "Davis-Bacon Contribution Schedule" shall mean the schedule of payments required under a Prevailing Wage Law. "Prevailing Wage Law" means the Davis-Bacon Act (40 U.S.C. Section 267a, et seq.), Service Contract Act or any other statute, ordinance or other enforceable enactment that requires the Employer to pay its Employees working on public contracts at wage rates (including fringe benefit payments) not less than those determined, pursuant to such law, to be prevailing wages for workers in the geographic area where the contract is being performed who perform similar tasks.

      5.09    TIME AND METHOD OF PAYMENT OF EMPLOYER MATCHING AND PROFIT SHARING
CONTRIBUTIONS: All payments of Employer Matching and Profit Sharing Contributions shall be made directly to the Trustee and shall be paid no later than the time prescribed by law (including any extensions thereof) for filing the Employer's Federal income tax return for the Plan Year for which they are made. The Employer may in its sole discretion, at any time during the Plan
Year, make one or more partial payments to the Trustee on an estimated basis. Any amount so paid in advance shall be applied against the amount thereafter determined to be payable by the Employer and shall be credited by the Plan Administrator to the Participants' respective Employer Contribution Accounts as of the end of the calendar quarter for which the payment is made.

         5.10    TIME AND METHOD OF PAYMENT OF EMPLOYER DAVIS-BACON
CONTRIBUTIONS: All payments of Employer Davis-Bacon Contributions shall be made directly to the Trustee and shall be paid no later than the time prescribed by law (including any extensions thereof) for filing the Employer's Federal income tax return for the Plan Year for which they are made. The Employer may in its sole discretion, at any time during the Plan Year, make one or more partial payments to the Trustee on an estimated basis. Any amount so paid in advance shall be applied against the amount thereafter determined to be payable by the Employer and shall be credited at the Employer's direction by the Plan Administrator to the Participants'

Davis-Bacon Accounts as of the end of the calendar quarter (or shorter time, such as the end of the payroll period) for which the payment is made.

         5.11 EMPLOYER CONTRIBUTION ACCOUNTS: The Plan Administrator shall establish and maintain an Employer Matching Contribution Account, as defined in
Section 2.01(d), an Employer Profit Sharing Account as defined in Section 2.01(e) and a Davis-Bacon Account as defined in Section 2.01(f) for each Participant eligible to receive an Employer Matching Contribution, Employer Profit Sharing Contribution or Employer Davis-Bacon Contribution. The establishment of the Accounts is for record keeping purposes only, and a physical segregation of assets shall not be required.

         5.12 LIMITATIONS ON CONTRIBUTIONS: Notwithstanding any other provisions of this Plan, contributions shall be subject to the following limitations:

         (a) A Participant's Elective Deferral during any calendar year to this Plan and to all other plans maintained by the Employer or any member of a Controlled Group or Affiliated Service Group to which the Employer belongs shall not exceed seven thousand dollars ($7,000), which amount shall be indexed at the same time and in the same manner as the dollar limitation for defined benefit plans in Code Section 415(b)(1)(A).

         (b) The K-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed in any Plan Year the greater of:

                 (1) The K-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by 1.25; or

                 (2) The lesser of the K-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two (2) or the K-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees plus two (2).

         (c) The M-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed in any Plan Year the greater of:

                 (1) The M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by 1.25; or

                 (2) The lesser of the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two (2) or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees plus two (2).

         (d)     In any Plan Year in which the requirements of both (b)(1) and
                 (c)(1) above are not met, the sum of the K-Test Average Contribution Percentage and the M- Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed the greater of:

                 (1)      The sum of:

                          (i)     The greater of the K-Test Average
                                  Contribution Percentage or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by 1.25; and

                          (ii) The lesser of the K-Test Average Contribution Percentage or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees plus two
                                  (2), but in no event greater than the lesser of the K-Test Average Contribution Percentage or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two (2); or

                 (2)      The sum of:

                          (i) The lesser of the K-Test Average Contribution Percentage or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by 1.25; and

                          (ii)    The greater of the K-Test Average
                                  Contribution Percentage or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees plus two
                                  (2), but in no event greater than the lesser of the K-Test Average Contribution Percentage or the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two (2).

                 For this purpose, the K-Test Average Contribution Percentage and M-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall be determined after any distributions or recharacterizations pursuant to Section 5.14(a), (b) and (c).

The Employer may aggregate this Plan with one or more other plans for purposes of applying the tests in (b), (c) and (d) above, in which ease all K-Test Contributions and M-Test Contributions to all such plans shall be treated as made under this Plan, provided that, for Plan Years beginning after December 31, 1988, the aggregated plans may not include an Employee Stock Ownership Plan, and, further provided that, for Plan Years badgering after December 31, 1989, all such aggregated plans must have the same plan year.

         5.13 EXCESS CONTRIBUTIONS: In accordance with the limitations on contributions described in Section 5.12, the following amounts shall be treated as excess contributions under this Plan:

         (a) EXCESS DEFERRALS: with respect to any calendar year, amounts designated by Participants in writing as Excess Deferrals not later than the first March 1 following the end of the calendar year, in accordance with such procedures as the Plan Administrator shall specify, less any Excess K-Test Contributions previously distributed or recharacterized for the Plan Year beginning in the calendar year in which the Excess Deferral is made, pursuant to Section 5.14(b).

         (b) Excess K-Test Contributions: with respect to any Plan Year, the excess of the aggregate amount of K-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.12(b). The Excess K-Test Contributions of an individual Highly Compensated Employee shall be determined by subtracting from his K-Test Contributions the amount determined by reducing the K-Test Contributions made on behalf of Highly Compensated Employees in order of their K-Test Contribution Percentages beginning with the highest such percentages until the limitations of
                 Section 5.12(b) are met. If the K-Test Contribution Percentage of a Participant is determined according to Section 2.30, the Excess K-Test Contributions shall be allocated among the aggregated Family Members in proportion to the Elective Deferrals of such Family Members. The Excess K-Test Contributions allocated to a Participant shall be reduced by any Excess Deferrals previously distributed for the calendar year ending with or within the Plan Year in which the Excess K-Test Contributions arose, pursuant to Section 5.14(a).

         (c) EXCESS M-TEST CONTRIBUTIONS: with respect to any Plan Year, the excess of the aggregate amount of M-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.12(c). The Excess M-Test Contributions of an individual Highly Compensated Employee shall be determined by subtracting from his M-Test Contributions the amount determined by reducing the M-Test Contributions made on behalf of Highly Compensated Employees in order of their M-Test Contribution Percentages beginning with the highest such percentages until the limitations of
                 Section 5.12(c) are met. If the M-Test Contribution Percentage of a Participant is determined according to Section 2.35, the Excess M-Test Contributions shall be allocated among the aggregated Family Members in proportion to the Employee Contributions and Matching Contributions of such Family Members included as M-Test Contributions.

         (d) EXCESS COMBINED-TEST CONTRIBUTIONS: with respect to any Plan Year, the excess of the aggregate amount of the K-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.12(d), provided that M-Test Contributions are not reduced. The Excess Combined-Test Contributions of an individual Highly Compensated Employee shall be determined in the same manner as Excess K-Test Contributions under (b) above, except disregarding the provision for taking into account distributions of Excess Deferrals.

         (e) EXCESS COMBINED-TEST CONTRIBUTIONS: with respect to any Plan Year, the excess of the aggregate amount of the M-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.12(d), provided that K-Test Contributions are not reduced. The Excess Combined-Test Contributions of an individual Highly Compensated Employee shall be determined in the same manner as Excess M-Test Contributions under (c) above.

         5.14 CORRECTION OF EXCESS CONTRIBUTIONS: The Plan provides the following methods for correcting excess contributions as described in Section 5.13:

         (a) EXCESS DEFERRALS: The Plan Administrator shall direct the Trustee to distribute to a Participant from his Participant Elective Deferral Account an amount equal to the Participant's Excess Deferral plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of an Excess Deferral and shall be made not earlier than the date on which the Trustee receives the Excess Deferral and not later than the first April 15 following the end of the calendar year in which the Excess Deferral is made.

         (b) EXCESS K-TEST CONTRIBUTIONS: The Plan Administrator shall direct the Trustee to distribute to a Participant his Excess K-Test Contribution plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of an excess contribution and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

                 If the Employer has made a Matching Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution in the same manner as an Excess M-Test Contribution in accordance with (c) below.

         (c) EXCESS M-TEST CONTRIBUTIONS: The Plan Administrator shall direct the Trustee to distribute to a Participant any portion of the Participant's Excess M-Test Contribution, plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of excess contributions and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

         (d) EXCESS COMBINED-TEST CONTRIBUTIONS: The Plan Administrator shall correct the Excess Combined-Test Contributions in the same manner as for Excess K-Test and M-Test Contributions in
                 (p) and (c) above.

         For purposes of the above, income shall include realized and unrealized gains and losses and shall be allocated to excess contributions in accordance with Regulations issued by the Secretary. Distributions pursuant to the above shall be made without regard to any consent by the Participant or Spouse otherwise required under this Plan.





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
                                   ARTICLE VI

                            ALLOCATIONS TO ACCOUNTS

         6.01 REVALUATION OF ASSETS: Not less frequently than as of the Annual Valuation Date each year, the Plan Administrator shall re-value the net assets of the Investment Fund at their then current fair market value. At the Plan Administrator's discretion, applied on a consistent basis, the Plan Administrator may similarly re-value the net assets of the Investment Fund or of any of the Accounts in the Investment Fund at the end of a semi-annual, quarterly, monthly or more frequent period; the last day of such period shall be referred to as an Interim Valuation Date. The net investment income or loss on the Investment Fund since the previous Annual or Interim Valuation Date shall then be determined.

         6.02 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES: Contributions and forfeitures for any period shall be credited to the Accounts of Participants in the following manner:

         (a) With respect to Elective Deferral contributions made pursuant to Section 5.01, an amount equal to the Participant's Elective Deferral since the previous Annual or Interim Valuation Date shall be allocated and credited to his Participant Elective Deferral Account.

         (b) Matching Contributions made pursuant to Section 5.06 shall be allocated on each Annual Valuation Date (and if the Employer makes Matching Contributions on a calendar quarter or other periodic basis, on the last day of each calendar quarter or other period) to each Participant's Account who satisfies the requirements of Section 6.04, in an amount equal to the percentage shown on the table in Section 5.06, but not to exceed two and one-half percent (2.50%) of the Participant's Annual Compensation for the Plan Year. If the Employer makes a Matching Contribution to the Plan at any time during the Plan Year, the two and one-half percent (2.50%) limit of this
                 Section 6.02(b) shall not be determined by reference to Annual Compensation for the Plan Year, but by reference to Compensation paid only during the period to which the Matching Contribution relates.

         (c) Forfeitures from Participants' Employer Matching Contribution Accounts to be reallocated pursuant to Section 11.06, shall be allocated on each Annual Valuation Date to each Participant who satisfies the requirements of Section 6.04, based upon the Employer Matching Contribution formula in Section 5.06. The amount so allocated shall be credited to each Participant's Employer Matching Contribution Account.

         (d) Employer Profit-Sharing Contributions made pursuant to Section 5.07, shall be allocated on each Annual Valuation Date to the Account of each Participant who is a Salaried Employee and who satisfies the requirements of Section 6.04. The Employer Profit-Sharing Contribution shall be credited to the Employer Profit-Sharing Contribution Accounts of such Participants according to the following formula:

                 (1) First, the Employer Profit Sharing Contribution shall be allocated in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this sub-paragraph 6.02(d)(1) shall not exceed five and seven-tenths percent (5.7%) (or such applicable old age percentage rate as provided under the Social Security Act) of each Participant's Compensation plus Excess Compensation for the Plan Year. For purposes of the above allocation formula, "Excess
                 Compensation" shall mean Compensation in excess of the taxable wage base, as determined under Social Security Act Section
                 230, in effect on the first day of the Plan Year.

                 (2) Second, any Employer Profit Sharing Contribution remaining after allocation of all amounts in sub-paragraph 6.02(d)(1) shall be allocated in the same proportion that each Participant's Annual Compensation for the Plan Year bears to the total Annual Compensation of all Participants for the Plan Year.

                 At the time the Employer makes its Profit-Sharing Contribution, the Employer shall designate to the Administrator the Plan Year for which the Profit-Sharing Contribution shall be deemed to have been made (which may be the current Plan Year or the immediately prior or subsequent Plan Year, as the Employer deems appropriate). If the Employer makes no designation, the Employer Profit-Sharing Contribution shall be deemed to have been made for the Plan Year which begins concurrent with or within the taxable year of the Employer for which the Employer claims a deduction under Code Section 404.

         (e) Forfeitures from Employer Profit-Sharing Contribution Accounts to be reallocated pursuant to Section 11.05, shall be allocated on each Annual Valuation Date to each Participant who satisfies the requirements of Section 6.04 along with and in the same manner as Employer Profit Sharing Contributions. Such allocated amounts shall be credited to the Employer Profit-Sharing Contribution Accounts of such Participants.

         (f)     Employer Davis-Bacon Contributions made pursuant to Section
                 5.08 shall be allocated to the Account of each Participant who is a Davis-Bacon Employee and who satisfies the requirements of Section 6.04. The Davis-Bacon Contribution shall be credited to the Accounts of eligible Participants according to the contribution schedule provided under Section 5.08.

         (g) With respect to contributions made pursuant to Sections 5.04 and 5.05, an amount equal to the Participant's voluntary or rollover contributions since the previous Annual or Interim Valuation Date shall be credited to the Participant's Voluntary Contribution Account or Rollover Contribution Account, as the case may be.

         6.03 ADJUSTMENT OF ACCOUNTS: As of each Annual or Interim Valuation Date all Participants' and Former Participants' Accounts shall be adjusted to reflect the contributions and income received, profits and losses, and distributions and expenses of the Trust Fund since the previous Annual or Interim Valuation Date. The adjustments shall be made in the following manner and order:

         (a) Each Account shall be credited with the contributions allocated to it pursuant to Section 6.02 since the previous Annual or Interim Valuation Date.

         (b) Each Account shall be charged with any withdrawals or distributions from such Account since the previous Annual or Interim Valuation Date.

         (c) Each Account which has a non-zero balance after the application of (a) and (b) above, shall be credited (or charged) with its proportionate share of the net investment income (or loss) and expenses since the previous Annual or Interim Valuation Date and interest on any participant loan(s) in the name of the Participant, which has been paid by the Participant since the previous Valuation Date. The amount to be credited or charged to each Account shall be determined based on the ratio that: (i) the balance in the Account on the previous Annual or Interim Valuation Date less any withdrawals or distributions from the Account since that date bears to
                 (ii) the total of such amounts determined for all Accounts. Notwithstanding the previous sentence, in the sole discretion of the Plan Administrator, the method of allocating the net investment income (or loss) of the Investment Fund may be adjusted to reflect the effect of cash flows into and out of such Accounts (such as contributions, payments on Participant loans, distributions, etc.) based on the length of time between the date of such cash flow and the current Annual or Interim Valuation Date. Any such adjustment pursuant to the previous sentence shall be made in a uniform and non-discriminatory manner among Participants and/or the types of Accounts.

         6.04 ELIGIBILITY FOR ALLOCATION OF EMPLOYER CONTRIBUTIONS: The eligibility of Participants to receive allocations of Employer Matching, Profit Sharing and Davis-Bacon Contributions for each Plan Year shall be determined in the following manner:

         (a) Except as otherwise provided in this Section 6.04, the Administrator shall determine allocations of Employer Matching Contributions on the basis of the Plan Year unless the Employer makes its Matching Contributions on a more frequent periodic basis, such as quarterly. Matching Contributions made on a periodic basis during the Plan Year shall also be allocated on the same periodic basis. In allocating Matching Contributions to a Participant's Account, the Administrator shall take into account only the Compensation paid the Employee during the period to which the allocation applies and he is a Participant in the Plan with a valid, executed Salary Reduction Agreement in effect and on file with the Administrator. Employer Matching Contributions for the Plan Year shall be allocated without regard to completion by the Participant during the Plan Year of any minimum Hours of Service.

         (b) The Administrator shall determine allocations of Employer Profit Sharing Contributions on the basis of the Plan Year.
                 In allocating Profit Sharing Contributions to a Participant's Account, the Administrator shall take into account only the Compensation paid to the Employee during the period he is a Salaried Employee and he is a Participant in the Plan. Except as provided in Article XIX or unless the Participant terminates employment during the Plan Year because of death, disability or attaining Normal Retirement Age, Employer

                 Profit Sharing Contributions shall be allocated only to the Accounts of eligible Participants who complete a minimum of 1,000 Hours of Service during the Plan Year and who are employed by the Employer on the last day of the Plan Year.

         (c) Upon becoming eligible to receive an allocation of Employer Profit-Sharing and/or Matching Contributions, a Participant shall be entitled to an allocation of Employer Profit-Sharing and/or Matching Contributions for the Plan Year and subsequent Plan Years according to the rules in Sections 6.04(a) and (b) above.

         (d) The Administrator shall allocate Employer Davis-Bacon Contributions to the Account of each Davis Bacon Employee who completes at least one (1) Hour of Service during the Plan Year according to the contribution schedule attached to the Plan pursuant to Section 5.08. No other minimum service or employment requirement shall apply as a prerequisite to an allocation of Davis-Bacon Contributions.

         6.05 PARTICIPANT DIRECTED INVESTMENTS: With the prior written approval of the Employer, a Participant, Former Participant or Beneficiary may direct the Trustee to invest all or part of any Account so designated by the Employer in such specific assets as are permitted under the terms of the Trust Agreement. However, the Participant may not direct the Trustee to use any portion of his Account to acquire any property which would be classified as a "collectible" and result in the investment being considered a distribution to the Participant under Code Section 408(m) and Regulations thereunder. That portion of the Account so directed shall be credited (charged) solely with all investment earnings (losses) and appreciation (depreciation) thereon, and charged with any fees or expenses incurred by the Trustee in investing or administering that portion of the Account. The portion so directed shall also be credited with any contributions thereto and charged with any withdrawals or payments made therefrom.

Any portion of the Account, the investment of which is not directed by the Participant, shall be invested with other Trust assets pursuant to the Trustee's discretion. That portion shall be credited (charged) with its proportionate share of investment earnings (losses) and appreciation (depreciation) on the total non-directed assets of the Trust Fund, and charged with any specific or proportionate share of expenses incurred by the Trustee in investing or administering that portion of the Account as provided in Section
6.03. The non-directed portion shall also be credited with any contributions thereto and charged with any withdrawals or payments therefrom.

For purposes of Section 6.03, any transfers from the non-directed portion of an Account to the directed portion of the account shall be treated as a withdrawal from the non-directed portion and a contribution to the directed portion, and vice versa for transfers from the directed portion to the non-directed portion.

The Plan Administrator and Trustee may establish a reasonable policy regarding the types of Accounts eligible, minimum balance required, and other reasonable criteria which must be satisfied in determining whether this option of directed investments shall be available to a Participant. The policy shall be in writing and shall be administered in a uniform and non-discriminatory manner.

         6.06 ESTABLISHMENT OF SEPARATE FUNDS: There is hereby reserved to the Plan Administrator the right to direct the Trustee to establish separate investment funds so that the Plan Administrator may follow different investment policies with respect to each Fund. If such Funds are established:

         (a) Income and gains from investments in each Fund will be reinvested in the same Fund and credited only to those Accounts which have a balance in such Fund, in a manner consistent with Section 6.03.

         (b) At least one such Fund shall be a fund invested in cash equivalent securities. "Cash Equivalent Securities" as used herein, shall include, but shall not be limited to, U.S. Government obligations maturing within one (1) year of date of purchase, prime commercial paper, certificates of deposits, and/or guaranteed investment contracts, bank investment contracts or their equivalents and savings accounts in banks or savings and loan associations and any pooled fund invested exclusively in any of the foregoing, maintained by the Trustee exclusively for the investment of assets held by it in trust.

         (c) Each Participant upon the occurrence of any event which deletes any of the Funds described in this Section, which replaces any such Fund with another Fund, or which adds a new Fund, and each new Participant upon entry in the Plan shall direct the Plan Administrator in writing as to the portion of the contributions made to his accounts which are to be invested in each of the funds available. If such specific direction is not made, all such contributions shall be invested in the Fund described in (b) above.

         (d) Each Participant shall have the right to change the portion of succeeding contributions to be invested in each Fund. Changes shall be made effective on the first pay date following receipt by the Plan Administrator of the Participant's request or at other times during the Plan Year with the approval of the Plan Administrator and Trustee.

         (e) Each Participant shall also have the right to direct that the asset balance in any of his Accounts in any of such Funds as of the first day of the month following the month in which the request is received be liquidated and the proceeds thereof be transferred to any other Fund for reinvestment.

         (f) The Plan Administrator may establish reasonable rules regarding:

                 (1) The number and types of Funds which shall be available to different types of Accounts.

                 (2) The maximum number of Funds which may be utilized by an individual Participant or by an individual Account.

                 (3) The minimum, maximum and incremental percentages of contributions which may be invested in a particular Fund.

                 (4) The minimum, maximum and incremental percentages of the current balance in any

                          Account in any Fund which may be transferred to another Fund.

                 Such rules shall be in writing and shall be administered in a uniform and non-discriminatory manner.

         (g) All requests for changes in the allocation of contributions and for the liquidation and transfer of amounts held in one of the Funds shall be made and executed as provided in the Trust Agreement. If not so provided therein, then such requests shall be addressed in writing to the Plan Administrator. The Plan Administrator shall without undue delay forward appropriate directions to the Trustee for execution and the Trustee will carry out such directions as expeditiously as practicable.

                                  ARTICLE VII

                           LIMITATIONS OF ALLOCATIONS


         7.01 SPECIAL DEFINITIONS: For purposes of this Article, the following terms shall be defined as follows:

         (a) "ANNUAL ADDITIONS" shall mean the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                 (1)      Employer contributions; and

                 (2)      Employee contributions; and

                 (3) Forfeitures available for reallocation, if applicable.

                 For Limitation Years beginning before January 1, 1987, Employee contributions shall be included as Annual Additions only to the extent of the lesser of one-half of all Employee contributions or the amount of all Employee contributions in excess of six percent (6%) of the Participant's Compensation. For this purpose, Participant Elective Deferrals shall be considered to be Employer contributions. Amounts reapplied to reduce Employer contributions and amounts reapplied from a suspense account (if any) under Section 7.02 as well as contributions for Plan Years beginning after March 31, 1984 allocated to any Individual Medical Benefit Account which is part of a defined benefit plan shall also be included as Annual Additions.

                 For purposes of this Article, an Annual Addition is credited to the Account of a Participant for a particular Limitation Year if it is allocated to the Participant's Account as of any day within such Limitation Year. Employer contributions will not be deemed credited to a Participant unless the contributions are actually made to the Plan no later than thirty (30) days after the end of the period described in Code
                 Section 404(a)(6) applicable to the taxable year with or within which the particular Limitation Year ends.

         (b) "COMPENSATION" for purposes of this Article only and for compliance with Code Section 415 shall mean and be determined as follows:

                 (1)      The term "Compensation" shall include:

                          (A) The Participant's wages, salaries, fees for professional service and other amounts received (whether or not paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances).

                          (B) In the case of a Participant who is an employee within the meaning of Code Section 401(c)(l), the Participant's earned income as described in Code Section 401(c)(2).

                 (2) The term "Compensation" does not include items such as:

                          (A) Contributions made by the Employer to a plan of deferred compensation to the extent that before the application of the Code Section 415 limitations to that plan the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. To the extent this paragraph (A) is deemed to refer to contributions by an Employer pursuant to a written elective deferral or salary reduction agreement, this paragraph shall not apply to determine "Compensation" when applying any non- discrimination test under the Plan, including the K-Test and M-Test described in
                                  Section 5.12.

                          (B) Employer contributions made on behalf of a Participant to a simplified employee pension described in Code Section 408(k) to the extent such contributions are deductible by the Employer under Code Section 219(b)(7).

                          (C) Distributions from a plan of deferred compensation, regardless of whether such amounts are includable in the gross income of the Participant when distributed, except that any amount received by a Participant pursuant to an unfunded non-qualified plan shall be considered as Compensation to the extent such amounts are includable in the gross income of the Participant for the Limitation Year.

                          (D) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see Code
                                  Section 83 and the regulations thereunder).

                          (E) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.

                          (F) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant).

                          (G) Amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 125, 402(a)(8), 402(h)(1)(B) and in the case of contributions made pursuant to a salary reduction agreement, Code Section 403(b). The provisions of this subparagraph (G) shall not apply to the extent

                                  "Compensation" is being determined for the purpose of applying any non-discrimination test under the Plan, including the K-Test and M-Test described in Section 5.12.

                 (3) Compensation actually paid or made available to a Participant within the Limitation Year shall be the Compensation used for the purposes of applying the limitations of this Article and Code Section 415. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code
                          Section 414(b) as modified by Code Section 415(h)), or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c) as modified by Code
                          Section 415(h)), or which constitutes an affiliated service group (as defined in Code Section 414(m)), all such employers shall apply this same rule.

                 (4) For Limitation Years beginning after December 31, 1988, Compensation shall not include in any Limitation Year compensation in excess of two hundred thousand dollars ($200,000). This dollar limitation shall be adjusted annually at the same time and in the same manner as the Defined Benefit Dollar Limitation. For Plan Years beginning after December 31, 1993, the Plan shall substitute the amount "one hundred fifty thousand dollars ($150,000)" for the amount "two hundred thousand dollars ($200,000)" wherever it appears in this sub-section. The one hundred fifty thousand dollar amount shall be adjusted each Plan Year as provided in Code Section 401(a)(17)(B).

         (c) "DEFINED BENEFIT DOLLAR LIMITATION" shall mean $90,000, adjusted annually for Limitation Years beginning after December 31, 1987 for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury.

         (d) "DEFINED BENEFIT FRACTION" for a given Limitation Year shall mean a fraction:

                 (1) The numerator of which is the sum of the Projected Annual Benefits of the Participant under all the defined benefit plans (whether or not terminated) ever maintained by the Employer (determined as of the close of the Limitation Year); and

                 (2)      The denominator of which is the lesser of:

                          (A) The product of one hundred twenty-five percent (125%) multiplied by the Defined Benefit Dollar Limitation; or

                          (B) The product of one hundred forty percent (140%) multiplied by the percentage of a Participant's average Compensation which may be taken into account under Code Section 415(b)(1)(B) with respect to such Participant for such Limitation Year.

                 Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986 and such plans, individually and in the aggregate, satisfied the requirements of Code Section 415 for the last Limitation Year beginning before January 1, 1987, the denominator of this fraction will not be less than the product of one hundred twenty-five percent (125%) multiplied by the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987.

         (e) "DEFINED CONTRIBUTION DOLLAR LIMITATION" shall mean $30,000 or, if greater, one-fourth of the Defined Benefit Dollar Limitation in effect for the Limitation Year.

         (f)     "DEFINED CONTRIBUTION FRACTION" shall mean a fraction:

                 (1) The numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans (whether or not terminated) ever maintained by the Employer for the current and all prior Limitation Years; and

                 (2) The denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Year of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer):

                          (A) The product of one hundred twenty-five percent (125%) multiplied by the Defined Contribution Dollar Limitation; or

                          (B) Thirty-five percent (35%) of the Participant's Compensation for such Limitation Year.

                 If the Participant was a participant in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986 and such plans, individually and in the aggregate, satisfied the requirements of Code Section 415 for the last Limitation Year beginning before January 1, 1987, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed one hundred percent (100%) under the terms of this Plan. Under the adjustment, an amount equal to the product of:

                 (1) The excess of the sum of the fractions over one hundred percent (100%); times

                 (2) The denominator of this fraction shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the close of the last Limitation Year beginning before January 1, 1987.

                 At the election of the Plan Administrator, the denominator of the Defined Contribution Fraction of each Participant may be determined in accordance with Code Section 415(e)(6).

         (g) "EMPLOYER" shall mean the Employer that adopts this Plan and, in the case of a group of employers which constitutes a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c) as modified by Code Section 415(h)), or which constitutes an affiliated service group, (as defined in Code
                 Section 414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of this Article.

         (h) "EXCESS AMOUNT" shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount for such Limitation Year.

         (i) "INDIVIDUAL MEDICAL BENEFIT ACCOUNT" shall mean any separate account which is established for a Participant under a defined benefit plan and from which benefits described in Code Section 401(h) are payable solely to such Participant, his spouse or his dependents.

         (j) "LIMITATION YEAR" shall mean the twelve (12) consecutive month period specified in Article II.

                 The Limitation Year may be changed by amending the election previously made by the Employer. Any change in the Limitation Year must be a change to a twelve (12) month period commencing with any day within the current Limitation Year. The limitations of this Article (and Code Section 415) are to be separately applied to a limitation period which begins with the first day of the current Limitation Year and which ends on the day before the first day of the first Limitation Year for which the change is effective.

                 The dollar limitation on Annual Additions with respect to this limitation period is determined by multiplying the applicable dollar limitation for the calendar year in which the limitation period ends by a fraction, the numerator of which is the number of months (computed to the nearest whole month) in the limitation period and the denominator of which is twelve (12).

                 The Limitation Year for all years prior to the effective date of Code Section 415 shall, as applied to this Plan, be the twelve (12) consecutive month period selected as the Limitation Year for the first Limitation Year after the effective date of Code Section 415.

         (k) "MAXIMUM PERMISSIBLE AMOUNT" shall mean, for a given Limitation Year, the lesser of:

                 (1)      The Defined Contribution Dollar Limitation; or

                 (2) Twenty-five percent (25%) of the Participant's Compensation for such Limitation Year.

                 The percentage limitation in (2) above shall not apply to any contribution for medical benefits after separation from service which is treated as an Annual Addition, or to any amount allocated to an Individual Medical Benefit Account which is treated as an Annual Addition.

                 If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount for such short Limitation Year shall not exceed the amount in (1) above multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year (computed to the nearest whole month) and the denominator of which is twelve
                 (12).

         (l) "PROJECTED ANNUAL BENEFIT" shall mean the annual retirement benefit (adjusted to an actuarially equivalent life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the defined benefit plan assuming:

                 (1) The Participant will continue employment until normal retirement age under the plan (or current age, if later); and

                 (2) The Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

         7.02 COORDINATION WITH DEFINED BENEFIT PLAN: If the Employer maintains a qualified defined benefit plan covering Participants in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed one hundred percent (100%) in any Limitation Year. In the event the sum would otherwise exceed one hundred percent (100%), the Plan Administrator shall adjust the numerator of the Defined Benefit Plan Fraction to an amount (not less than zero) that would result in the Participant's Defined Benefit Fraction being equal to the difference between one hundred percent (100%) and the Participant's Defined Contribution Fraction.

         7.03 ORDER OF LIMITATIONS: If, pursuant to this Article, it is necessary to limit or reduce the amount of Contributions credited to a Participant under this Plan during a Limitation Year, the limitation or reduction shall be made in the following order:

         (a)     First, Unmatched Participant Elective Deferrals;

         (b)     Second, Employer Matching Contributions;

         (c)     Third, Matched Participant Elective Deferrals;

         (d)     Fourth, Employer Profit Sharing Contributions; and

         (e)     Fifth, Employer Davis-Bacon Contributions.

         7.04 AGGREGATION OF PLANS: For purposes of applying the limitations of this Article applicable to a Participant for a particular Limitation Year, all qualified defined benefit plans ever maintained by the Employer shall be treated as one defined benefit plan, all defined contribution plans ever maintained by the Employer shall be treated as one defined contribution plan and any Employee contributions to a defined benefit plan shall be treated as a defined contribution plan.

         7.05 SUSPENSE ACCOUNT: If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation for the Limitation Year, or under other limited facts and circumstances allowed under Reg. Section 1.415-6(b), the Annual Additions to this Plan would cause an allocation to the Account of a Participant in excess of the Maximum Permissible Amount for the Limitation Year, the Plan Administrator shall dual with the Excess Amount as follows:

         (a) First, the Plan Administrator shall distribute to the Participant his Elective Deferrals for the Limitation Year to the extent that the distribution reduces the Excess Amount, provided that the Plan Administrator shall not distribute any Elective Deferral to the Participant which would cause the Plan to make a concurrent reduction in the amount of Employer Matching Contributions allocated to the Participant's Account. A distribution under this provision shall include earnings or gains attributable to the returned Elective Deferrals. All distributions shall be made no later than and in the manner provided in Section 5.12(d).

         (b) Second, to the extent there remains an Excess Amount after application of Section 7.05(a), the Plan Administrator shall hold the Excess Amount in a suspense account and allocate and reallocate the amount in the suspense account in the following Limitation Year (and in succeeding Limitation Years, if necessary) to reduce Employer Davis-Bacon Contributions, Employer Profit Sharing Contributions, Employer Matching Contributions and Elective Deferrals (in that order) to the Account of that Participant if that Participant is covered by the Plan as of the end of the Limitation Year. If the Participant is not covered, the excess amount shall be allocated and reallocated in the next Limitation Year to all Participants' Accounts in the Plan before any Employer Davis-Bacon Contributions, Employer Profit Sharing Contributions, Employer Matching Contributions and Elective Deferrals (in that order) which would constitute Annual Additions are made to the Plan for the Limitation Year, or at the option of the Gibbons Employer, the Excess Amount shall be used to reduce Employer Davis-Bacon Contributions, Employer Profit Sharing Contributions and Employer Matching Contributions to the Plan for the Limitation Year by the amount in the suspense account which is allocated and reallocated during the Limitation Year. The suspense account shall be an unallocated account equal to the sum of all Excess Amounts for all Participants in the Plan during The Limitation Year. The suspense account shall not share in any earnings or losses of the Trust Fund. The Plan may not distribute any amounts in the suspense account to any Participant whether before or after termination of employment or termination of The Plan.

                                  ARTICLE VIII

                      IN-SERVICE AND HARDSHIP WITHDRAWALS


         8.01 WITHDRAWALS DUE TO ATTAINMENT OF AGE 55, AGE 59 1/2, DISABILITY OR HARDSHIP: Except as otherwise provided in this Section 8.01 and in Section 8.04, no amounts may be withdrawn by a Participant from any Account held for his benefit prior to termination of employment with the Employer, unless the Employee has attained his Normal RetIrement Date.

         (a) A Participant who has attained Age 55 and who is one hundred percent (100%) vested may withdraw all or any portion of his Account except that portion attributable to Participant Elective Deferrals and Employer Davis-Bacon Contributions. The Participant may only make one (1) withdrawal in any Plan Year.

         (b) A Participant who has attained Age 59 1/2 and who is one hundred percent (100%) vested may withdraw all or any portion of his Account except that portion attributable to Employer Davis-Bacon Contributions. The Participant may only make one
                 (1) withdrawal in any Plan Year.

         (c)     A Participant who suffers a Disability as defined in Section
                 2.14 may withdraw all or any portion of his Account, without regard to the Participant's Age or whether he has incurred a Termination of Employment.

         (d) An active Participant may elect to withdraw an amount credited to Ms Participant Elective Deferral Account without regard to the Participant's Age, but only if he obtains prior approval from the Plan Administrator, which approval shall be granted only upon a determination of Financial Hardship. In the case of a withdrawal due to Financial Hardship, the amount of the withdrawal shall be limited to the total amount of the Participant's Elective Deferrals, including income allocable thereto as of December 31, 1988. Upon granting approval, the Plan Administrator shall direct the Trustee to distribute the indicated portion of the Participant's Elective Deferral Account to the Participant.

         8.02 FINANCIAL HARDSHIP DISTRIBUTION RULES: The Plan adopts the deemed hardship distribution standards set forth in Reg. Section 1.401(k)-1(d)(2)(iv). As a consequence, the Plan Administrator shall not approve any distribution on account of Financial Hardship unless the distribution is determined by the Administrator to be necessary to meet an immediate and heavy financial need of the Participant. The distribution will be deemed necessary if:

         (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution; and

         (b) Other resources of the Participant are not reasonably available to meet this need.

For Plan Years beginning after December 31, 1988, the condition in (b) above is deemed to be met if the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer. If a Participant receives a distribution on account of Financial Hardship during a Plan Year beginning after December 31, 1988, his Elective Deferrals to this Plan and his employee contributions to all other plans maintained by the Employer (including qualified and non-qualified plans of deferred compensation), shall be suspended for twelve (12) months after receipt of the hardship distribution. Further, his Elective Deferrals to this Plan and his employee deferral contributions to all other plans maintained by the Employer for the calendar year immediately following the calendar year of the distribution shall not exceed the applicable limit under Section 5.08(a) for that calendar year less the amount of his Elective Deferrals for the calendar year of the hardship distribution.

         8.03 DETERMINATION OF IMMEDIATE AND HEAVY FINANCIAL NEED: For purposes of Section 8.02, a distribution shall be deemed to be on account of an immediate and heavy financial need if the distribution is for:

         (a) Expenses for medical care described in Code Section 213(d) incurred by the Participant, the Participant's spouse or any dependent of the Participant or expenses necessary for these persons to obtain such medical care;

         (b) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse or any dependent of the Participant;

         (c) Costs directly related to purchase (excluding mortgage payments) a principal residence for the Participant; or

         (d) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure of the mortgage on that residence.

         8.04 WITHDRAWAL OF VOLUNTARY CONTRIBUTIONS: A Participant who has previously made after-tax voluntary contributions to the Plan and who satisfies the requirements of Section 8.01(a), (b) or (c) may withdraw, upon written notice to the Plan Administrator and subject to the restrictions described below, first, any amount up to the balance of after-tax contributions held in the Employer Profit-Sharing Contribution Account and, second, the amount held in his Participant Voluntary Contribution Account. Such withdrawals shall have no effect upon any benefits provided under any other provisions of this Plan.

The Plan Administrator and Trustee may establish a reasonable policy regarding the minimum amount which may be withdrawn and the frequency with which withdrawals may be made. Such policy shall be in writing and shall be administered in a uniform and nondiscriminatory manner.

If the Participant's Accrued Benefit at the time he requests a withdrawal of voluntary contributions, or at any prior time has been greater than $3,500, no such withdrawal may be made prior to the Participant's Normal Retirement Age unless the Participant first consents in writing. The amount withdrawn shall be distributed to the Participant in the manner and form provided in Section 11.02 as if the amount were distributed on account of the Participant's termination of employment or, if the Participant is eligible for Normal Retirement or Early Retirement, in the manner and form provided in Article IX as if the amount were distributed on account of the Participant's Retirement.

                                   ARTICLE IX

                              RETIREMENT BENEFITS


         9.01 NORMAL OR LATE RETIREMENT: A Participant shall be eligible for Normal Retirement on reaching his Normal Retirement Date. A Participant may continue in the service of the Employer as a Participant hereunder beyond his Normal Retirement Date. In the event such a Participant continues in the service of the Employer, he shall continue to be treated in all respects as a Participant until his actual retirement. When any Participant has a Termination of Employment following his Normal Retirement Date he shall be considered a retired Participant and he shall be entitled to receive the entire amount of his Accrued Benefit, distributed as set forth below.

         9.02 DISABILITY RETIREMENT: Upon any Participant incurring a Termination of Employment on account of Disability, he shall be considered a disabled Participant and entitled to begin receiving his Accrued Benefit. Such amount shall be distributed as provided in Section 9.03, or deferred until such later date as elected by the disabled Participant and then distributed as provided in Section 9.03.

         9.03 METHOD OF PAYMENT: Subject to the provisions of Section 9.06, upon receipt of a claim for benefits a retired or disabled Participant's Accrued Benefit shall be payable, as elected in writing by the Participant, in one or a combination of the following forms:

         (a) A single lump sum payment. The amount of the lump sum payment shall be equal to the Participant's Accrued Benefit on the date payment is made. Payment shall be made by the Trustee in cash only.

         (b) Substantially equal monthly, quarterly or annual cash installments over any period not exceeding the life expectancy of the Participant and the Participant's spouse, until the Participant's Accrued Benefit has been fully distributed. The minimum installment amount, regardless of the periodic method chosen, must be at least one hundred dollars ($100.00).

If a Participant falls to elect a form of payment, payment of the Participant's benefits shall be in a single lump sum in accordance with (a) above. Except as provided in Section 9.04, no payment shall be made to a Participant prior to his Normal Retirement Age unless the Participant consents in writing to the payment not more than ninety (90) days prior to his Annuity Stating Date.

If the lump sum amount that would be payable to a disabled Participant is not more than three thousand five hundred dollars ($3,500) and the amount in the Participant's Account has never exceeded that amount at the time of any prior distribution, the benefit shall be paid as a single lump sum payment as soon as administratively feasible following the end of the calendar month in which his Termination of Employment occurs without regard to any Participant consent requirement or the requirements of Section 9.06. However, a single lump sum payment shall not be made to a Participant after his Annuity Starting Date unless the Participant consents in writing to the payment. If the Participant dies prior to the complete distribution of the Participant's Accrued Benefit to him, then the Plan Administrator, upon notice of the

Participant's death, shall direct the Trustee to make payment in accordance with the provisions of Article X.

         9.04 TIME OF PAYMENT: Payment of the retired or disabled Participant's Accrued Benefit shall commence as soon as administratively feasible following the end of the calendar month in which a claim for benefits is submitted to the Plan Administrator. Unless a Participant elects otherwise (and failure to submit a claim for benefits shall be deemed such an election) payment of benefits under this Plan will commence not later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs:

         (a) The attainment by the Participant of Age sixty-five (65) or, if earlier, his Normal Retirement Age; or

         (b)     The tenth (10th) anniversary of the Participant's Entry Date;
                 or

         (c) The date the Participant terminates employment with the Employer.

If the amount of the payment required to commence on the date determined above cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained or the date the Participant is located, whichever is applicable.

         9.05 REQUIRED DISTRIBUTIONS: Notwithstanding any other provisions of this Article and except as provided in this Section 9.05, in no event shall payments commence later than April 1st of the calendar year following the Plan Year in which the Participant attains Age 70 1/2. However, if the Participant, prior to incurring a Termination of Employment, attained age 70 1/2 by January 1, 1988, and for the five Plan Year period ending in the calendar year in which he attained age 70 1/2 and for all subsequent years the Participant was not a more than 5% owner, then payment of benefits shall commence not later than April 1st of the calendar year following the Plan Year in which the Participant terminates employment or, if earlier, April 1st of the calendar year following the Plan Year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age
70 1/2 during 1988 and did not terminate employment prior to January 1, 1989, payment of benefits for such Participant shall commence not later than January 1, 1990. For purposes of this Section 9.05 "5% owner" shall have the meaning set forth in I.R. Prop. Reg. Section 1.401(a)(9)-1, Q&A B-2. If payment of the Participant's Accrued Benefit commences under this Section 9.05, it shall be distributed to the Participant (consistent with the Participant's election and the requirements of Section 9.03):

         (a)     In the form of a cash lump sum payment; or

         (b) In the form of cash installment payments over a period not extending beyond the life expectancy of the Participant, or the joint life expectancy of the Participant and his Beneficiary.

For purposes of paragraph (b) above and at the election of the Participant, the life expectancy of the Participant and his spouse, but not of his non-spouse Beneficiary, may be redetermined annually. Notwithstanding the above, any distribution required under the incidental death benefit requirements of Code
Section 401(a) shall be treated as a required distribution. The provisions of this Section 9.05 shall be interpreted to conform to regulations issued by the Commissioner under Code Section 401(a)(9).

         9.06 QUALIFIED JOINT AND SURVIVOR ANNUITY: This Section shall apply only to a Participant or Former Participant who has a Davis-Bacon Account in the Plan or with respect to whom this Plan is a direct or indirect transferee of a defined benefit pension plan, money purchase pension plan, or other qualified plan to which Code Section 401(a)(11)(B)(iii) applies. Furthermore, this Section shall only apply to that portion of the Participant's Accrued Benefit attributable to such transfer and/or Davis-Bacon Account (his "Annuity Eligible Accrued Benefit").

         (a) AUTOMATIC QUALIFIED JOINT AND SURVIVOR ANNUITY: A Participant or Former Participant who is married on the date his benefits commence shall receive his Annuity Eligible Accrued Benefit in the form of an Automatic Qualified Joint and Survivor Annuity, unless he elects otherwise as provided in Subsection (b) below. The monthly amount of the Automatic Qualified Joint and Survivor Annuity shall be that amount which can be purchased from an Insurer with the Annuity Eligible Accrued Benefit of the Participant on the date his benefits commence.

                 A Participant or Former Participant who is not married on the date his benefits commence shall receive his Annuity Eligible Accrued Benefit in the form of a life annuity unless he elects otherwise as provided in Subsection (b) below. The life annuity shall provide monthly payments for the life of the Participant and terminate with the last payment due prior to his death. The annuity shall be purchased from an Insurer in an amount that can be provided by the Participant's Annuity Eligible Accrued Benefit.

         (b) NOTICE AND ELECTION OF FORM OF BENEFIT: Each Participant or Former Participant with an Annuity Eligible Accrued Benefit shall be provided a written notification by the Plan Administrator. The notification shall be in non-technical language and shall include:

                 (1) A general description or explanation of the terms and conditions of the Automatic Qualified Joint and Survivor Annuity;

                 (2) The circumstances in which it will be provided unless the Participant elects otherwise;

                 (3) The Participant's right to make, and the effect of, an election to waive the Automatic Qualified Joint and Survivor Annuity form of benefit;

                 (4) The rights of the Participant's spouse under Subsection (c);

                 (5) The right to make, and the effect of, a revocation of an election to waive the Automatic Qualified Joint and Survivor Annuity form of benefit;

                 (6) A general explanation of the relative financial effect of the election on a Participant's benefits; and

                 (7) A general explanation of the eligibility conditions and other material features of the optional forms of retirement benefit and sufficient additional information to explain the relative values of the optional forms of retirement benefit.

                 The notification shall also inform the Participant that a specific written explanation in non-technical language of the terms and conditions of the Automatic Qualified Joint and Survivor Annuity and the financial effect upon the particular Participant's benefits of making an election against the Automatic Qualified Joint and Survivor Annuity is available upon written request by the Participant. The notification shall be provided not less than thirty (30) days nor more than ninety (90) days before the Annuity Starting Date. If the Participant requests a specific written explanation, the explanation shall be provided within thirty (30) days of the Participant's request. The Plan Administrator need not comply with more than one such request made by a particular Participant.

                 During the Joint and Survivor Election Period, as hereinafter defined, a Participant eligible to make the election to waive the Automatic Qualified Joint and Survivor Annuity of Subsection (a) shall be eligible to elect to receive his benefits as provided in Section 9.03. The election shall be in writing and may be revoked at any time during the Joint and Survivor Election Period. New elections and revocations may be made any number of times during the Joint and Survivor Election Period after a previous election or revocation. For purposes of this paragraph, the term "Joint and Survivor Election Period" shall mean the ninety (90) day period ending on the Annuity Staring Date.

         (c) CONSENT OF SPOUSE: Notwithstanding any other provision of this Article, any election by a Participant or Former Participant to waive the Automatic Qualified Joint and Survivor Annuity pursuant to Subsection (b) shall not be given effect unless:

                 (1)      (i)     The spouse of the Participant consents in
                                  writing to such election

                          (ii) The spouse acknowledges the form of benefit payment elected by the Participant and, if applicable, the Beneficiary designated by the Participant, or the spouse relinquishes the right to specify the form of benefit payment and name the Beneficiary, and the spouse's consent acknowledges the effect of such election and is witnessed by the Plan Administrator (or representative thereof) or a Notary Public; or

                 (2) It is established to the satisfaction of the Plan Administrator that the consent required under (1) above may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by Regulation prescribe; or

                 (3) The lump sum benefit otherwise payable to the Participant is less than three thousand five hundred dollars ($3,500) and a lump sum payment will be made pursuant to Section 9.03.

                 A waiver of the Automatic Qualified Joint and Survivor Annuity made pursuant to Subsection (b) shall be automatically revoked upon the marriage of the Participant, prior to his Annuity Stating Date, to a person who has not consented to the waiver pursuant to Subsection (1) above or from whom consent was not required by reason of Subsection (2) above; or upon a change in the form of benefit payment or in the Beneficiary designated by the Participant pursuant to Subsection (1)(ii) above, unless the spouse has relinquished the right to specify the form of benefit payment and to name the Beneficiary.

                 If the requirements of the preceding paragraphs are not satisfied, the Participant shall receive his Annuity Eligible Accrued Benefit in the form of the Automatic Qualified Joint and Survivor Annuity.

                                   ARTICLE X

                                 DEATH BENEFITS


         10.01 DEATH BENEFITS PAYABLE: If a Participant or Former Participant who has not received a distribution of his entire Vested Interest dies (whether before or after his Annuity Staring Date), the death benefit payable to the Beneficiary, Contingent Beneficiary, surviving spouse or estate (as the case may be) of the Participant or Former Participant shall be all remaining amounts credited (or to be credited) to his Accounts then held by the Trustee for the Participant's benefit.

         10.02 DESIGNATION OF BENEFICIARY: Each Participant or Former Participant shall be given the opportunity to designate a Beneficiary and Contingent Beneficiary and from time to time the Participant or Former Participant may file with the Plan Administrator a new or revised designation, provided that his spouse shall be his Beneficiary unless his spouse has consented in writing to the designation of a Beneficiary other than his spouse or it is established to the satisfaction of the Plan Administrator that the consent of the spouse may not be obtained because there is no spouse, the spouse cannot be located or because of such other circumstances as may be set forth in Regulations issued pursuant to Code Section 417(a)(2)(B). Each Participant or Former Participant may also designate any form of payment available under Section 9.03 to the Beneficiary or Contingent Beneficiary. Designations shall be in writing on a form provided by the Plan Administrator.

If upon the Participant's death his designated Beneficiary does not survive him, the Contingent Beneficiary shall become the Beneficiary and any death benefits shall be paid to him or her. If a deceased Participant is not survived by a designated Beneficiary or Contingent Beneficiary, or if no Beneficiary was designated, the benefits shall be paid to the Participant's surviving spouse or if there is no surviving spouse, then to the executor or administrator of the Participant's estate. For purposes of determining the right of a Beneficiary, Contingent Beneficiary or surviving spouse to receive a benefit on account of the death of a Participant, he or she shall not be deemed to have survived the Participant unless he or she shall survive the Participant by at least thirty (30) days.

If the Beneficiary, Contingent Beneficiary or surviving spouse survives the Participant and is entitled to receive benefits under this Section 10.02, but dies prior to receiving the entire death benefit payable to him or her, the remaining portion of the death benefit shall be paid to the person's named beneficiary or, if none, to the person's estate subject to the right of commutation.

         10.03 DEATH BENEFIT PAYMENT PROCEDURE: Upon receipt of a claim for benefits, the Participant's death benefit shall be paid by the Trustee to the Beneficiary designated by the Participant pursuant to Section 10.02. The Beneficiary of a Participant may elect to receive any death benefits payable hereunder in any Optional Form of Payment provided in Article Ix other than a Joint and Survivor Annuity. The election shall be in writing and shall be filed with the Plan Administrator.

If the lump sum benefit otherwise payable to the Beneficiary is not more than three thousand five hundred dollars ($3,500) and payment of benefits to the deceased Participant has not previously commenced, the benefit shall be paid as a single lump sum payment. Payment of any death benefits under this Plan shall commence, unless otherwise designated by the Participant or elected by the Beneficiary, as soon as administratively feasible following the Participant's date of death and the end of the calendar month in which the Plan Administrator receives a claim for benefits. However, if the amount of the payment required to commence on the date determined above cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Plan Administrator has been unable to locate the Beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made as soon as administratively feasible after the earliest date on which the amount of such payment can be ascertained or the date the Beneficiary is located, whichever is applicable.

         10.04 REQUIRED DISTRIBUTIONS: Notwithstanding any other provisions of this Article, payment of death benefits shall be subject to the following:

         (a) If payments have commenced to a Participant or Former Participant in accordance with Article XI and the Participant dies before his entire Accrued Benefit has been distributed to him, the death benefit payable to his Beneficiary shall be distributed at least as rapidly as under the method of distribution under which such payments were being made as of the date of his death.

         (b) If a Participant or Former Participant dies before payment of his Accrued Benefit has commenced, the entire death benefit payable to the Beneficiary shall be distributed within five
                 (5) years after the death of such Participant.  However, if:

                 (1) Any portion of the death benefit is payable to (or for the benefit of) a Beneficiary who is a natural person; and

                 (2) The Participant has elected or the Beneficiary elects to have the portion distributed over the life of the Beneficiary or over a period certain not exceeding the life expectancy of the Beneficiary; and

                 (3) Distribution begins not later than one (1) year after the date of the Participant's death, or such later date as the Secretary of the Treasury may by regulations prescribe;

                 then for purposes of the preceding sentence, the portion referred to in paragraph (1) above shall be treated as distributed on the date on which such distribution began. Further provided, if the Beneficiary referred to in paragraph
                 (1) above is the surviving spouse of the Participant, the requirements of paragraph (3) above shall be deemed to be satisfied if such distributions begin not later than the date on which the Participant would have attained age seventy and one-half (7011/2). If the surviving spouse dies before distribution to said spouse begins, this paragraph shall be applied as if the surviving spouse were the Participant.

                 For purposes of the preceding paragraph, under Regulations prescribed by the Secretary of the Treasury, any amount paid to a child of a Participant shall be treated as if it had been paid to the surviving spouse of such Participant if such amount will become payable to the surviving spouse upon such child reaching the age of majority (or other designated event permitted under Regulations).

         (c) The provisions of this Section 10.04 shall be interpreted to conform to regulations issued under Code Section 401(a)(9).

         10.05   QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY AND RELATED MATTERS:
This Section shall apply only to a Participant or Former Participant who has a Davis-Bacon Account in the Plan or with respect to whom this Plan is a direct or indirect transferee of benefits that were held on or after January 1, 1985, by a defined benefit pension plan, money purchase pension plan, or other qualified plan to which Code Section 401(a)(11)(B)(iii) applies. Furthermore, this Section shall apply only to that portion of each Participant's Accrued Benefit attributable to such transfer and/or Davis-Bacon Account (his "Annuity Eligible Accrued Benefit").

If a Participant or Former Participant who has an Annuity Eligible Accrued Benefit dies prior to his Annuity Starting Date and is survived by a spouse, a Qualified Pre-retirement Survivor Annuity (based only on the benefits subject to this Section) shall be paid to the surviving spouse in accordance with, and except as otherwise provided by the following provisions:

         (a) A Participant may elect to waive the Qualified Pre-retirement Survivor Annuity provided under this Section during the election period described in Subsection (d). The waiver may be revoked by the Participant during the election period by filing with the Plan Administrator on a form approved by the Plan Administrator an executed revocation of such waiver. Following revocation a Participant may again waive the Qualified Pre-retirement Survivor Annuity and subsequently revoke the waiver any number of times during the election period.

         (b) A waiver pursuant to Subsection (a) shall not be effective unless:

                 (1)      (i)     The spouse, to whom the Participant is
                                  married at the time such waiver is executed, consents in writing to such waiver;

                          (ii) The spouse acknowledges the form of the death benefit payable in lieu of the Qualified Pre-retirement Survivor Annuity and the Beneficiary designated by the Participant, or the spouse relinquishes the right to specify the form of the death benefit and name the Beneficiary; and

                          (iii) The consent acknowledges the effect of the waiver and is witnessed by the Plan Administrator (or representative thereof) or a Notary Public; or

                 (2) It is established to the satisfaction of the Plan Administrator that the consent of the spouse required by this Section may not be obtained because there is no spouse, the spouse cannot be located or because of such other circumstances as may be set forth in Regulations issued pursuant to Section 417(a)(2)(B) of the Code; and

                 (3) The waiver is made on a form approved by the Plan Administrator and executed by the Participant and, if required, the spouse of the Participant.

         (c) A waiver made pursuant to Subsection (a) shall be automatically revoked:

                 (1) Upon the marriage of the Participant to a person who has not consented to the waiver pursuant to Subsection (b)(1) or from whom consent was not required by reason of Subsection (b)(2); or

                 (2) Upon a change in the form of the death benefit or in the Beneficiary designated by the Participant, unless the spouse has relinquished the right to specify the form of the death benefit and to name the Beneficiary.

         (d) The election period shall begin on the first day of the Plan Year in which the Participant attains Age thirty-five (35) and shall end on the date such Participant dies. Notwithstanding the foregoing, in the case of a Participant who incurs a Termination of Employment before the Participant attains Age thirty-five (35), the election period shall begin on the date of Termination of Employment and shall end on the date the Participant dies.

         (e) Notwithstanding anything in this Section to the contrary, an election to waive the Qualified Pre-retirement Survivor Annuity made by a Participant before the first day of the Plan Year in which he attains Age thirty-five (35) shall only be effective until the first day of the Plan Year in which he attains Age thirty-five (35), at which time such election shall be automatically revoked.

         (f) The Plan Administrator shall provide to each Participant within the period beginning on the first day of the Plan Year in which the Participant attains Age thirty-two (32), but not earlier than the first day of the one-year period ending on the date he becomes a Participant, and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains Age thirty-five (35), but not earlier than the last day of the one-year period beginning on the date he becomes a Participant, a written explanation of the Qualified Pre-retirement Survivor Annuity containing the following:

                 (1) The terms and conditions of the Qualified Pre-retirement Survivor Annuity;

                 (2) The Participant's right to make, and the effect of, an election to waive the Qualified Pre-retirement Survivor Annuity;

                 (3) The rights of the Participant's spouse under Subsection (b)(1); and

                 (4) The right of the Participant to make, and the effect of, a revocation of an election pursuant to Subsection (a).

                 The Plan Administrator shall also provide an explanation to each Participant who incurs a separation from service prior to receiving the explanation no later than the earlier of the end of the one-year period beginning on the date of his separation from service or the end of the period described above.

         (g) Notwithstanding anything herein to the contrary, a surviving spouse entitled to a benefit under this Section, may elect to receive payment of the Qualified Pre-retirement Survivor Annuity in a lump sum or any other form of payment permitted under Section 10.04. Upon request, the Plan Administrator shall furnish the spouse with an explanation of the Qualified Pre-retirement Survivor Annuity and with information concerning the financial effect of receiving benefits in any form selected. An election under this Subsection must be filed with the Plan Administrator before benefit payments commence, unless the Plan Administrator determines otherwise.

         (h) Notwithstanding anything herein to the contrary, a surviving spouse may delay the commencement of benefit payments pursuant hereto, provided such delay satisfies the requirement of
                 Article IX by deeming the surviving spouse to be the Participant.

         (i) If the lump sum amount of the Qualified Pre-retirement Survivor Annuity otherwise payable to the surviving spouse is less than three thousand five hundred dollars ($3,500), such benefit shall be paid as a single lump sum payment.

                                   ARTICLE XI

                 BENEFITS UPON OTHER TERMINATION OF EMPLOYMENT


         11.01 VESTED AMOUNTS: Prior to his Normal Retirement Age a Participant shall have a Vested Interest in his Accrued Benefit equal to the sum of the following:

         (a) One hundred percent (100%) of the balances in his Participant Elective Deferral Account, Participant Voluntary Contribution Account, Participant Rollover Account, Davis-Bacon Account, if any, as adjusted for any contributions or distributions since the preceding Valuation Date; and

         (b) His vested percentage of the balance in his Employer Matching Contribution Account, as adjusted for any contributions or distributions since the preceding Valuation Date, according to the Participant's Years of Vesting Service, and consistent with the following schedule:

                                                            Percent of Vested
                 Years of Vesting Service                   Accrued Benefit
                 ------------------------                   ---------------
                 Less than five (5) years                           none
                 At least five (5) or more years                    100%

         (c) His vested percentage of the balance in his Employer Profit-Sharing Contribution Account (except for voluntary contributions made before January 1, 1987, which shall be 100% vested), as adjusted for any contributions or distributions since the preceding Valuation Date, according to the Participant's Years of Vesting Service, and consistent with the following schedule:

                                                            Percent of Vested
                 Years of Vesting Service                   Accrued Benefit
                 ------------------------                   ---------------
                 Less than three (3) years                          none
                 At least three (3) years                            20%
                 At least four (4) years                             40%
                 At least five (5) years                             60%
                 At least six (6) years                              80%
                 At least seven (7) or more years                   100%

The percentage of his Accrued Benefit attributable to The Participant's Employer Contribution Accounts in which he is not vested shall be forfeited by him as provided in Section 11.06.


         11.02   DISTRIBUTION OF VESTED INTEREST:  Subject to the provisions of
Section 9.06, a Participant
who incurs a Termination of Employment for any reason other than retirement or death may elect one of the following forms of distribution of his Vested
Interest:

         (a) A single lump sum payment equal to The Participant's Vested Interest as of the date payment is made. Payment shall be made by the Trustee in cash only.

         (b) Substantially equal monthly, quarterly or annual cash installments over any period not exceeding the life expectancy of the Participant and the Participant's spouse, until the Participant's Accrued Benefit has been fully distributed. The minimum installment amount, regardless of the periodic method chosen must be at least one hundred dollars ($100.00).

If a Participant fails to elect a form or time of payment or elects a deferred payment, then payment of the Participant's Accrued Benefit shall be deferred to the subsequent date elected by the Participant, which may be no later than the latest date permitted under Section 9.05, and then distributed in accordance with the provisions of Section 9.03. However, if the lump sum amount that would be payable to a Participant is not more than three thousand five hundred dollars ($3,500) and the amount in the Participant's Account has never exceeded that amount at the time of any prior distribution, then the benefit shall be paid as a single lump sum payment, subject to the limitations of this Section 11.02, as though the Participant had elected immediate distribution.

If the Participant elects immediate distribution following Termination of Employment, whether as a single lump sum payment or term certain payments, payment shall commence as soon as administratively feasible after the later of the calendar month in which the Participant makes the distribution request (by filing a claim for benefits) or terminates employment. In no event shall the Plan Administrator defer commencement of distribution to complete administration of the Participant's distribution request longer than sixty (60) days after the Entry Date following the distribution date designated by the Participant. If the Former Participant dies or incurs a Disability before his Normal Retirement Date, the Plan Administrator, upon notice of the death or Disability, shall direct the Trustee to make payment of the Participant's Vested Interest to him (or to his Beneficiary if the Participant is deceased) in accordance with the provisions of Article X in the case of death, or Section
9.02 in the case of Disability.

Notwithstanding the above, if a terminated Participant is re-employed by the Employer prior to distribution of his Vested Interest, such distribution shall not be made until his employment is again terminated or until the occurrence of another event permitting distribution under the terms of the Plan.

         11.03 ELIGIBLE ROLLOVER DISTRIBUTIONS: Notwithstanding any provision of this Plan to the contrary, with respect to distributions made on or after January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section 11.03 the following definitions shall apply:

         (a) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit in the Account of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9), and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(6), an annuity plan described in Code Section 403 (a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee" shall mean an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         11.04 BREAKS IN SERVICE AND VESTING: If a Participant has a One Year Break in Service, the Participant's Years of Vesting Service before the One Year Break in Service shall not be included in computing Years of Vesting Service until the Participant shall have completed one Year of Vesting Service after the One Year Break in Service. If an Employee terminated employment prior to becoming a Participant and incurred a One Year Break in Service, or if a Participant did not have any Vested Interest derived from Employer contributions prior to a One Year Break in Service, Years of Vesting Service before a One Year Break in Service shall not be included in Years of Vesting Service calculated after the Participant's One Year Break in Service if the number of consecutive One Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of such Years of Vesting Service before the One Year Break in Service.

Solely for the purpose of determining the vested percentage of a Participant's Accrued Benefit derived from Employer contributions which accrued prior to a five (5) consecutive one (1) year Break in Service period, the Plan shall disregard any Year of Service subsequent to such five (5) consecutive one (1) year Breaks in Service period.

If a Participant has a One Year Break in Service, and the break does not arise on account of Termination of Employment, the Participant shall not be credited with a Year of Vesting Service for That Plan Year. However, no amounts in the Participant's Accounts shall be forfeited.

         11.05 NO INCREASE IN PRE-BREAK VESTING: For purposes of Section 11.01, Years of Vesting Service after a Termination of Employment which resulted in five (5) consecutive One Year Breaks in Service shall not increase the vested percentage of a Participant's Account which was earned before such five (5) consecutive One Year Breaks in Service.

         11.06 DISPOSITION OF FORFEITURES: Amounts forfeited by terminated Participants from their Employer Matching Contribution Accounts shall be used to reduce the Employer's contribution otherwise required pursuant to Section
5.06 and shall be allocated in the same manner as Employer Matching Contributions in accordance with Section 6.02(c). Amounts forfeited by terminated Participants from Their Employer Profit Sharing Contribution Accounts shall be allocated in addition to and in the same manner as Employer Profit Sharing Contributions.

Forfeiture of any non-vested interest with respect to any Participant shall occur:

         (a) In the case of a Participant who receives a lump sum distribution of his Vested Interest on account of Termination of Employment, on the day the Participant receives the distribution.

         (b) In the case of a Participant who has a Vested Interest derived from Employer Contributions and does not receive a distribution of such Vested Interest, on the last day of the Plan Year in which the Participant incurs five (5) consecutive One Year Breaks in Service.

         (c) In the case of a Participant who has no Vested Interest derived from Employer Contributions, on the last day of the Plan Year in which the Participant terminates employment.

Non-vested interests of terminated Participants shall be held by the Trustee in the respective Accounts of the Participant until the date determined above and shall then be forfeited by the Participant and allocated in accordance with this Section.

         11.07   DISTRIBUTION TO PARTICIPANTS WHO ARE LESS THAN 100% VESTED:
In the event a Participant who is less than one hundred percent (100%) vested hereunder incurs a Termination of Employment and returns to the employ of the Employer before a forfeiture of his non-vested interest shall have occurred, and prior to his re-employment was paid a portion of his Vested Interest, a separate account for the Participant's remaining interest in the Plan as of the time of the distribution shall be maintained. At any relevant time, the Participant's vested portion of the separate account shall be an amount "X" determined by the following formula:

                            X = P (AB+(RxD)) - (RxD)

         For purposes of applying the formula:

                 P        is the vested percentage at the relevant time;

                 AB       is the account balance at the relevant time;

                 D        is the amount of the distribution;

                 R is the ratio of the account balance at the relevant time to the account balance after distribution.

In the event a Participant who is less than one hundred percent (100%) vested hereunder incurs a Termination of Employment and returns to the employ of the Employer after a forfeiture of his non-vested interest but prior to incurring five (5) consecutive One Year Breaks in Service, and prior to his re-employment was paid his Vested Interest, the non- vested portion of his Accrued Benefit which was forfeited by the Participant shall be disregarded in computing his Accrued Benefit after reentry into the Plan, unless the Participant repays, pursuant to Section 11.08, the amounts distributed from his Account from which an amount was forfeited. If a Participant does repay the distribution, the balance in such Account shall be restored as provided in Section 11.09.

In the event a Participant who had no Vested Interest in his Employer Regular Contribution Account separated from service and returns to the employ of the Employer after a forfeiture of his non-vested interest but prior to incurring five (5) consecutive One Year Breaks in Service, any non-vested amounts forfeited by the Participant shall be restored, as provided in Section 11.09, to The Account from which an amount was forfeited.

         11.08 REPAYMENT OF DISTRIBUTION: A Participant described in the second paragraph of Section 11.07 who received a lump sum distribution of less than one hundred percent (100%) of his Accrued Benefit shall be entitled to repay the amount so distributed from the Employer Contribution Account in which he was less than one hundred percent (100%) vested. The repayment must be for the fun amount distributed from The Account and must be made not later than the earlier of:

         (a) The date on which the Participant incurs five (5) consecutive One Year Breaks in Service after the date of distribution.

         (b) The end of the five (5) year period beginning with the date the Participant is re-employed by the Employer.

Any repayment shall not be included in applying The limitations of Article V or
Article VIII hereunder.

         11.09   RESTORATION OF ACCOUNTS:  Any amount repaid pursuant to
Section 11.08 shall be credited to the Participant's Accounts for which it is repaid, with credit to be made as of the date of repayment. The Account shall also be credited with the amount previously forfeited from the Account, with credit to be made as of the last day of the Plan Year in which repayment is made.

In the case of a Participant to whom the third paragraph of Section 11.07 applies, the Participant's Accounts from which amounts were previously forfeited shall be credited with the amount so forfeited, with credit to be made as of the last day of the Plan Year in which the Participant resumes participation in The Plan.

Any previously forfeited amounts which are credited to Participants' Accounts pursuant to this Section shall be derived from the following sources in the following order of priority:

         (a) First, the amount, if any, to be credited to such types of Accounts for the Plan Year pursuant to Section 11.05;

         (b) Second, Employer contributions for the Plan Year, if any, which are not required to be credited to such types of Accounts for other Participants; and

         (c) Third, an additional Employer contribution for the Plan Year, regardless of whether the Employer has any Net Profits for the year.

If for any Plan Year, the Accounts of more than one Participant are required to be restored, then restorations shall be derived from the above sources in the same proportion that the amount to be restored to each Participant bears to the total amount to be restored to all such Participants for The Plan Year. Any such amounts credited to a Participant's Accounts shall not be included in applying the limitations of Article V or Article VIII hereunder.

         11.10 AMENDMENTS TO THE VESTING SCHEDULE: No amendment to the vesting schedule or provisions of Section 11.01, or to this Plan which directly or indirectly affects the computation of a Participant's Accrued Benefit, shall deprive a Participant of a vested right to the benefits accrued to the effective date of the amendment. Furthermore, if the vesting schedule or provisions of Section 11.01 are amended, each Participant with at least three
(3) Years of Vesting Service (determined as of the later of the date the amendment is adopted or the date the amendment is effective) may elect to have his vesting percentage computed under the Plan without regard to the amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

         (a)     Sixty (60) days after the amendment is adopted;

         (b)     Sixty (60) days after the amendment becomes effective; or

         (c) Sixty (60) days after the Participant is issued written notice of the amendment by The Employer or Plan Administrator.

In the absence of any written notice under (c) above, any Participant who has at least three (3) Years of Vesting Service (as determined above) shall at all times receive a Vested Interest under whichever vesting schedule provides the greatest Vested Interest.





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                                  ARTICLE XII

                                FIDUCIARY DUTIES


         12.01 GENERAL FIDUCIARY DUTY: A Fiduciary, whether or not a Named Fiduciary, shall discharge his duties solely in the interest of the Participants and their Beneficiaries hereunder. All assets of this Plan shall be devoted to the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan. Each Fiduciary, whether or not a Named Fiduciary, shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Each Fiduciary shall also discharge his duties in a manner consistent with the documents and instruments governing the Plan to the extent such documents and instruments are consistent with law. No Fiduciary, whether or not a Named Fiduciary, shall engage in any of the prohibited transactions with disqualified persons or parties-in-interest as those terms and transactions are defined by the Code and ERISA, as passed and as it may be amended, and regulations thereunder.

         12.02 ALLOCATION OF RESPONSIBILITIES: Each Named Fiduciary shall have only those duties and responsibilities expressly allocated under the terms of this Plan. No other duties or responsibilities shall be implied.

         12.03 DELEGATION OF RESPONSIBILITIES: Each Named Fiduciary may delegate the fiduciary responsibilities other than Trustee responsibilities allocated to such Fiduciary under this Plan to any person other than a Named Fiduciary. If any duties or responsibilities are delegated under this section, the person to whom the duties or responsibilities are delegated shall acknowledge the fact in writing and shall specify in writing the duties and responsibilities so delegated. All other duties and responsibilities shall be deemed not to have been delegated.

         12.04 LIABILITY FOR ALLOCATION OR DELEGATION OF RESPONSIBILITIES: A Named Fiduciary shall not be liable for the acts or omissions of a person to whom responsibilities or duties are allocated or delegated in accordance with
Section 12.02 or Section 12.03 except to the extent such Named Fiduciary breaches his obligation under Section 12.01:

         (a)     With respect to the allocation or delegation;

         (b) With respect to establishing or implementing a procedure for allocation or delegation; or

         (c)     By continuing the allocation or delegation.

Nothing in this section shall relieve a Fiduciary from liability incurred under
Section 12.05.

         12.05 LIABILITY FOR CO-FIDUCIARIES: In addition to the liability a Fiduciary may incur for the breach of his duty under Section 12.01 or 12.04, a Fiduciary shall be liable for a breach of Fiduciary duty





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committed by another Fiduciary in the following circumstances:

         (a) If he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Fiduciary knowing such act or omission is a breach;

         (b) If, by his failure to comply with Section 12.01 he has enabled such other Fiduciary to commit a breach;

         (c) If he has knowledge of a breach by such other Fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

                 12.06    SAME PERSON MAY SERVE IN MORE THAN ONE CAPACITY:
Nothing herein shall prevent any person from serving in more than one Fiduciary capacity.





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                                  ARTICLE XIII

                             THE PLAN ADMINISTRATOR


         13.01 APPOINTMENT OF PLAN ADMINISTRATOR: The Board of Directors of the Plan Sponsor shall appoint the Plan Administrator, which may be the Plan Sponsor. If the Plan Sponsor is appointed as Plan Administrator, the Plan Sponsor may appoint one or more Committees to carry out the duties of the Plan Administrator under this Plan. In that event all references in the Plan to the Plan Administrator shall be deemed to refer to the appointed Committee. The duties of the Committees shall be divided as the Plan Administrator deems appropriate and may be designated by separate instrument. The Committees shall act by majority vote except that they shall act by unanimous vote at any time when there are only two members comprising the Committee.

         13.02 ACCEPTANCE BY PLAN ADMINISTRATOR: The Plan Administrator shall accept its appointment by joining with the Employer in the execution of this Agreement.

         13.03 SIGNATURE OF PLAN ADMINISTRATOR: All persons dealing with the Plan Administrator may rely on any document executed by the Plan Administrator: or, in the event of appointment of a Committee or Committees, such persons may rely on any document executed by at least one member of the appropriate Committee as being the act of the Plan Administrator.

         13.04 APPOINTMENT OF AN INVESTMENT MANAGER: The Plan Administrator shall appoint an Investment Manager or Managers to manage, acquire and dispose of any assets of the Plan. In the event responsibility for appointment of Investment Managers is delegated by the Plan Administrator to a named Committee, that delegation shall carry with it the authority of the Committee to act as a Named Fiduciary for purposes of ERISA in appointing an Investment Manager. The Investment Manager shall accept his appointment by written agreement executed by the Plan Administrator and Investment Manager. This written agreement shall specify the Plan assets for which the Investment Manager is responsible and such written instrument shall be kept with the other documents governing the operation of the Plan. The Trustee shall be entitled to rely on written instructions from the Investment Manager and shall be under no obligation to invest or otherwise manage any asset of the Plan subject to the management of the Investment Manager.

         13.05 DUTIES OF THE PLAN ADMINISTRATOR: The Plan Administrator shall be responsible for the general administration of the Plan including, but not limited to, the following:

         (a) To prepare an annual report, summary plan description and modifications thereto, and summary annual report;

         (b) To complete and file the various reports and tax forms with the appropriate government agencies as required by law;

         (c) To distribute to Plan Participants and/or their Beneficiaries the summary plan description and





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                 reports sufficient to inform such Participants or Beneficiaries of their Accrued Benefit and their Vested Accrued Benefit as required by law;

         (d) To determine annually, or more frequently if necessary, which Employees are eligible to participate in the Plan;

         (e) To determine the benefits to which Participants and their Beneficiaries are entitled and to approve or deny claims for benefits;

         (f) To provide Plan Participants with a written explanation of the effect of electing an optional form of benefit payment;

         (g) To retain copies of all documents or instruments under which the Plan operates in its own office, the principal place of business of the Plan Sponsor and such other place as the Secretary of Labor or his delegate may by regulation prescribe; to make all such documents and instruments governing the operation of the Plan available for inspection by Plan Participants and/or their Beneficiaries; and to furnish copies of such documents or instruments to Plan Participants and/or their Beneficiaries on request, charging only the cost thereof as prescribed by regulation of the Secretary of Labor or his delegate;

         (h) To interpret Plan provisions as needed and in this regard to have complete and total discretion in the interpretation of the Plan; and

         (i) To act as the Plan's agent for the service of legal process, unless another agent is designated by the Plan Sponsor and to act on behalf of the Plan in all matters in which the Plan is or may be a party.

         13.06 CLAIMS PROCEDURE: Claims for benefits under the Plan may be filed with the Plan Administrator on forms supplied by the Plan Sponsor. Written notice of the disposition of a claim shall be furnished to the claimant within sixty (60) days after the application thereof is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant may perfect the claim shall be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claim review procedure.

         13.07 CLAIMS REVIEW PROCEDURE: Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Plan Administrator pursuant to Section 13.06 shall be entitled to request the Plan Administrator to give further consideration to his claim by filing with the Plan Administrator (on a form which may be obtained from the Plan Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Plan Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 13.06. The Plan Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written





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
and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon five (5) business days written notice to the Plan Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Plan Administrator which are pertinent to the claim at issue and its disallowance. A final decision as to the allowance of the claim shall be made by the Plan Administrator within sixty
(60) days of receipt of the appeal unless there has been an extension of sixty
(60) days and shall be communicated in writing to the claimant. Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

         13.08 COMPENSATION AND EXPENSES OF PLAN ADMINISTRATOR: The Plan Administrator may engage the services of any person, including counsel, whose services, in the opinion of the Plan Administrator, are necessary to assist it in carrying out its responsibilities under the Plan. The Employer may direct the Trustee to pay any expenses properly and actually incurred for such services from the Trust Fund, including such reasonable compensation for services provided by the Plan Administrator as shall have been agreed upon between them, or, alternatively, the Employer may pay such expenses or compensation directly; provided, however, that no individual acting as Plan Administrator shall receive any compensation if he already receives full-time pay from the Employer.

         13.09 REMOVAL OR RESIGNATION: A Plan Administrator may be removed by the Board of Directors of the Plan Sponsor upon thirty (30) days written notice, and may resign upon thirty (30) days written notice to the Beard of Directors. Upon such removal or resignation, or the inability of the Plan Administrator for any other reason to act as Plan Administrator, the Board of Directors shall appoint a successor Plan Administrator. The successor Plan Administrator, upon written acceptance, shall have all the duties and responsibilities of a Plan Administrator herein. The former Plan Administrator shall deliver to the successor Plan Administrator all records and documents which it holds relating to the Plan upon removal or resignation.

         13.10 RECORDS OF PLAN ADMINISTRATOR: The Plan Sponsor shall have access, upon request, to all the records of the Plan Administrator that relate to the Plan.

         13.11 OTHER RESPONSIBILITIES: Nothing in this Article shall be construed to limit the responsibilities and duties allocated to the Plan Administrator in other Articles of this Plan.





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
                                  ARTICLE XIV

                                  THE TRUSTEE


         14.01 APPOINTMENT OF TRUSTEE: The Beard of Directors of the Plan Sponsor shall appoint the Trustee. Nothing in this Plan shall prevent the Plan Sponsor from appointing multiple Trustees or creating multiple Trust Funds, each with separate Trustees. If more thin one person is appointed as Trustee of a single Trust Fund, they shall act by majority vote; provided, however, that they shall act by unanimous vote at any time when there are only two Trustees. In the event there is more than one Trustee, the reference to Trustee shall be deemed to refer to all the Trustees.

         14.02 ACCEPTANCE BY TRUSTEE: Effective July 1, 1993, the Trustee shall accept its appointment by executing a separate trust agreement in a form acceptable to the Trustee and Employer. The provisions of the separate Trust Agreement shall control over those in this Plan, to the extent such provisions define the duties of the Trustee with respect to the Plan and Trust Fund. Prior to July 1. 1993, the provisions of the Prior Plan concerning the Trustee and its duties shall apply.

         14.03 INVESTMENT COMMITTEE: In the event of appointment of an Investment Committee by the Plan Administrator, then except to the extent responsibility for certain Plan assets has been allocated to an Investment Manager as provided in Section 13.04, the Investment Committee is authorized and empowered to direct investment of the Trust Fund, consistent with the terms of the separate Trust Agreement. The Investment Committee shall direct investment and reinvestment of the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Committee shall deem advisable consistent with the investment policy of the Plan established under
Article XVIII. The Committee shall give due regard to any limitations imposed by the Code or ERISA so that at all times this Plan may qualify as a qualified Plan and Trust.

         14.04 PAYMENT FROM THE TRUST FUND: At the direction of the Plan Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.





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                                   ARTICLE XV

                                  THE EMPLOYER


         15.01 NOTIFICATION: The Plan Sponsor shall notify the Plan Administrator and the Trustee in writing if a new Plan Administrator or Trustee has been appointed hereunder.

         15.02 RECORD KEEPING: Each participating Gibbons Employer shall maintain records with respect to each Employee sufficient to enable the Plan Administrator and Trustee to fulfill their duties and responsibilities under the Plan.

         15.03 BONDING: The Plan Administrator shall procure bonding to insure the Plan against risk of loss. The persons to be bonded and the amount necessary shall be determined in accordance with ERISA and regulations thereunder. No bonding shall be required pursuant to state law.

         15.04 SIGNATURE OF EMPLOYER: All persons dealing with the Plan may rely on any document executed in the name of the Plan Sponsor by its corporate President, Vice-President, or other duly authorized corporate officer, or by any other individual duly authorized by its Board of Directors, whether retroactive or prospective.

         15.05 PLAN COUNSEL AND EXPENSES: The Plan Sponsor may engage the service of any person or organization, including counsel, whose services, in the opinion of the Plan Sponsor are necessary for the establishment or maintenance of this Plan. The expenses incurred or charged by a person or organization engaged by the Plan Sponsor pursuant to the previous sentence shall be paid by the Plan Sponsor, or alternatively, the Plan Sponsor may direct the Trustee to pay such expenses from the Trust Fund.

         15.06 OTHER RESPONSIBILITIES: Nothing in this Article shall be construed to limit the responsibilities or duties allocated to the Plan Sponsor and Gibbons Employers in other Articles of the Plan.

         15.07   CONTROLLED GROUPS/AFFILIATED SERVICE GROUPS:

         (a) For purposes of crediting Hours of Service, all employees of all corporations which are members of a Controlled Group of corporations, all employees of all trades or businesses (whether or not incorporated) which are a Group Under Common Control, all employees of an Affiliated Service Group and all employees of any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o) shall be treated as employed by a single Employer for purposes of Article III (Service), Article IV (Eligibility), Article V (Contributions) and Article XI, (Vesting). Except as provided in Section 7.01, all employees of all corporations which are members of a Controlled Group of corporations, all employees of all trades or businesses (whether incorporated or not) which are a Group Under Common Control, all employees of an Affiliated Service Group and all employees of any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o) shall be treated as employed by a single Employer.





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
         (b) If the Employer adopting this Plan and Trust is a member of a Controlled Group, Group Under Common Control, or Affiliated Service Group and other employer-members of the group have adopted a profit sharing plan containing language identical to the language of this Subsection 15.07(b), then:

                 (1) If a Participant in this Plan and Trust is transferred to the employ of another member of said group and is eligible to participate in its profit sharing plan and trust, the total Accrued Benefit of said Participant (including both vested and non-vested amounts) may be transferred to the profit sharing plan and trust of said transferee employer, provided that the vesting provisions of the transferor plan and trust and the transferee plan and trust are similar; and

                 (2) If a Participant in this Plan is a transferee from the employ of another member of said group, and if the transferor employer maintained a profit sharing plan and trust with vesting provisions similar to those of this Plan, then the total accrued benefit of said Participant (including both vested and non-vested amounts) under that plan may be transferred to this Plan and Trust.

                 In the event that the Participant terminates, any forfeited amounts shall be allocated to plans of members of the group on a ratio of total contributions made by each employer who is a member of the group for the Participant to the total contributions made by all employers who are members of the group for the Participant.

         (c) If the Employer is a member of a Controlled Group, Group Under Common Control, or Affiliated Service Group and if such group maintains more than one qualified retirement plan that is integrated with Social Security, only a single integration level shall be applicable to each Participant who is a Participant in one or more integrated plans. The integration level for each Participant shall be prorated in each integrated plan in the ratio that the Annual Compensation received by the Participant from the member of the group maintaining the integrated plan bears to the Annual Compensation received by the Participant from all members of the group maintaining all such integrated plans.

         (d) If more than one Employer has adopted this Plan and if all such Employers are members of the same Controlled Group, Group Under Common Control, or Affiliated Service Group:

                 (1) The provisions of Articles XVI and XVII shall be applicable to each adopting Employer as an individual Employer;

                 (2) The provisions of Section 15.07(a) through (c) shall not be applicable to such adopting Employers; and

                 (3) The "effective date" for any adopting Employer who adopts this Plan on other than the Effective Date shall be the first day of the Plan Year in which such adopting Employer shall first elect to be covered by this Plan.





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
         15.08 EMPLOYER CONTRIBUTIONS: Each participating Gibbons Employer shall contribute to the Plan that Employer's share of Elective Deferral and Employer Matching Contributions according to the elections of the Participants employed by that Employer, as well as that Employer's share of Employer Profit Sharing Contributions and Davis-Bacon Contributions, as determined by the Plan Administrator. At the election of the Plan Sponsor Davis-Bacon Contributions may be made solely by the Plan Sponsor or other designated Gibbons Employer and charged back to the other Gibbons Employers.





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
                                  ARTICLE XVI

                            PLAN AMENDMENT OR MERGER


         16.01 POWER TO AMEND: The Plan Sponsor reserves the power to amend, alter, or wholly revise the Plan, prospectively or retrospectively, at any time, and the interest of every Participant is subject to the power so reserved.

         16.02 LIMITATIONS ON AMENDMENTS: Upon execution of any amendment, the Employer, Plan Administrator, Trustees, Participants and their Beneficiaries shall be bound thereby; provided, however, that no amendment:

         (a) Shall enlarge the duties or responsibilities of the Plan Administrator or Trustee without its consent; or

         (b) Shall cause any part of the assets contributed to the Plan to be diverted to any use or purpose other than for the exclusive benefit of the Participants and their Beneficiaries (including the reasonable cost of administering the Plan) prior to the satisfaction of all liabilities (Fixed and contingent) under the Plan to Participants and their Beneficiaries; or

         (c) Shall reduce the vesting percentage of any Participant, Former Participant, or Beneficiary; or

         (d) Shall reduce or restrict the Account Balance of any Participant, Former Participant or Beneficiary; or

         (e) Shall eliminate an optional form of benefit, with respect to benefits attributable to service before the amendment.

Notwithstanding the above, any amendment may be made which may be or become necessary in order that the Plan will conform to the requirements of Code
Section 401(a), or of any generally similar successor provision, or in order that all of the provisions of the Plan will conform to all valid requirements of applicable federal and state laws.

         16.03 METHOD OF AMENDMENT: Each amendment shall be stated in an instrument in writing signed in the name of the Plan Sponsor by its Corporate President or Vice-President or other duly authorized corporate officer, or by any other individual duly authorized by its Board of Directors, whether retroactive or prospective.

         16.04 NOTICE OF AMENDMENT: Written notice of each amendment shall be given promptly by the Plan Sponsor to any other Employers, the Plan Administrator and the Trustee.

         16.05 MERGER OR CONSOLIDATION: This Plan and Trust may be merged or consolidated with, or its assets or liabilities may be transferred to, any other plan only if the benefits which would be received by each Participant of this Plan, in the event of a termination of the Plan immediately after such merger, consolidation or transfer, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the merger, consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the Trustees of other retirement plans described in Code Section 401(a) and to accept the direct transfer of Plan assets, or to transfer Plan assets, as a party to any such agreement.

The Trustee may accept a direct transfer of Plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility condition(s). If the Trustee accepts such a direct transfer of Plan assets, the Advisory Committee and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee may not make Elective Deferral contributions under Article V nor shall the Employee share in Employer contributions or Participant forfeitures under Article VI until he actually becomes a Participant in the Plan.

The Trustee shall hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee shall maintain a separate Predecessor Plan Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets.





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                                  ARTICLE XVII

                 TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS


         17.01 RIGHT TO TERMINATE: The Plan Sponsor may terminate the Plan at any time by a written resolution by the Board of Directors specifying the termination date. The Plan Sponsor shall promptly notify the Plan Administrator, Trustee and any other Employers of such action. Further, the Plan Sponsor shall notify all Participants and Former Participants of such action, and shall file all required reports with Federal agencies, in accordance with applicable regulations.

         17.02 EFFECT OF TERMINATION: In the event of a Plan termination, the rights of all affected Participants to their Accrued Benefits as of the date of such termination shall be fully vested and shall not thereafter be subject to forfeiture, except to the extent that law or regulation may preclude such vesting in order to prohibit discrimination in favor of officers, shareholders, or highly compensated Employees. For purposes of the preceding sentence, a Participant who has terminated employment with the Employer and incurred five consecutive One Year Breaks in Service as of the termination date shall not be considered to be affected by such Plan termination, and shall be vested in his Accrued Benefit only to the extent provided in the other applicable Articles of this Plan.

         17.03 MANNER OF DISTRIBUTION: In the event of a Plan termination, the Plan Administrator shall direct the Trustee to distribute the Accrued Benefits of all Participants, Former Participants, and Beneficiaries in accordance with Article IX or Article XI.

Notwithstanding the above, no payment shall be made to a Participant from his Participant Elective Deferral Account (or any other Account the contributions to which have been included in the Deferral Account for the Participant) unless or until such time as the Participant:

         (a)     is eligible for Retirement Benefits as provided in Article IX;

         (b)     Dies;

         (c)     Separates from the service of the Employer;

         (d)     Attains the age of fifty-nine and one-half (59 1/2); or

         (e)     Incurs a Financial Hardship.

All Elective Deferral Accounts shall be maintained by the Trustee and distributed at such time and in such manner as previously provided herein. Alternatively, the balance in such Accounts may be transferred to another plan maintained or established by the Employer which qualifies under Code Section 401(a) as provided above, but only if such other plan contains the same restrictions on the distribution of such transferred amounts as described in the preceding paragraph.

However, the above restrictions on distributions to a Participant shall not apply in the event of:

         (a) The termination of the Plan without establishment of a successor plan; or

         (b) The sale or other disposition to an unrelated corporation of at least eighty-five percent (85%) of the assets of the Plan Sponsor or of an Employer used by the Plan Sponsor or Employer in its trade or business. This paragraph applies only with respect to a Participant who continues employment with the acquiring corporation; or

         (c) The sale or other disposition by the Plan Sponsor or an Employer to an unrelated entity of the Plan Sponsor's or Employer's interest in a subsidiary. This paragraph applies only with respect to a Participant who continues employment with such subsidiary.

For Plan Years beginning prior to 1989, paragraphs (b) and (c) above shall apply only if the acquiring corporation or entity does not maintain the Plan.

No payment of benefits (or provisions therefor) shall actually be made by the Trustee until alter it is advised by the Employer in writing that applicable requirements, if any, of ERISA governing termination of this Plan have been, or are being, complied with or that appropriate authorizations, waivers, exemptions or variances have been, or are being, obtained. The actual payment of benefits (or provision therefor) shall be in conformity with the applicable requirements, methods and procedures, if any, of ERISA governing the termination of the Plan.

         17.04 NO REVERSION: No termination or amendment of this Plan and Trust and no other action shall divert any part of the funds to any purpose other than the exclusive benefit of Participants, Former Participants or their Beneficiaries except, and notwithstanding any other provision of this Plan to the contrary, any amount held in an unallocated suspense account which cannot be allocated to any Participant due to the limitations of Article VIII may be returned to the Employer upon termination of the Plan.

         17.05 TERMINATION OF AN EMPLOYER: An Employer, other than the Plan Sponsor, may terminate its participation in the Plan at any time by a written resolution by the Board of Directors specifying the termination date. The Employer shall promptly notify the Plan Sponsor, Plan Administrator and Trustee of any such action or direction. The participation of an Employer in the Plan shall also terminate in the event of a complete discontinuance of contributions by such Employer.

         17.06 PARTIAL TERMINATION: A partial termination of the Plan may be deemed to have occurred if a substantial number of Participants are excluded from coverage by reason of amendment of the Plan, severance by an Employer or termination of an Employer, or if the Plan is amended to adversely affect the rights of employees to vest in benefits under the Plan or to reduce or eliminate future benefit accruals under the Plan. The determination of whether a partial termination has occurred shall be made on the basis of the facts and circumstances in a particular case.

         17.07 EFFECT OF PARTIAL TERMINATION: In the event of a partial termination of the Plan, the provisions of Section 17.02 shall apply to those Participants affected by the partial termination.

                                 ARTICLE XVIII

                        FUNDING POLICY FOR PLAN BENEFITS


         18.01 FUNDING METHOD: The benefits provided by this Plan shall be funded by contributions of the Employer and Participants. The contribution amount shall be determined as provided in this Plan.

         18.02 INVESTMENT POLICY: This Plan has been established for the sole purpose of providing benefits to the Participants and their Beneficiaries. In determining investment directions hereunder, the Investment Committee shall take into account the advice provided by the Plan Administrator as to funding policy and the short and long-range needs of the Plan based on the evident and probable requirements of the Plan as to the time benefits shall be payable and the requirements therefor. Benefits may be provided through any combination of investment media designed to provide the requisite liquidity, growth and security appropriate to this Plan.

         Benefits for Participants may be provided through any investment media offered by the Trustee or through the purchase of shares in any regulated investment company as defined in Code Section 851(a), or through any investment proper and appropriate to be made by the Trustee in accordance with Article XIV, or through any combination of such investments.

         18.03 NO PURCHASE OF LIFE INSURANCE CONTRACTS: Unless authorized by the Plan Sponsor pursuant to amendment to this Article XVIII, no insurance contracts shall be purchased by the Trustee on the life of any Participant.

         18.04 INVESTMENT FUND: The Employer shall contribute to an Investment Fund, which shall be established by the Trustee to provide such additional benefits, in addition to the proceeds or surrender values of any allocated annuity contracts, for Participants and their Beneficiaries provided by this Plan.

         18.05 NON-TRANSFERABILITY OF ANNUITY CONTRACTS: In the event the assets of the Trust Fund include allocated annuity contracts, all incidents of ownership in such contracts may be exercised by the Trustee, as directed by the Plan Administrator, except to the extent any death benefits payable thereunder may be paid to the Beneficiary designated by the Participant. All such contracts shall provide that the owner may not change the ownership of the contract, nor may it be sold, assigned or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to anyone. No annuity contract held by the Trust as an investment asset may be delivered to a Participant as a distribution from the Plan.

                                  ARTICLE XIX

                              TOP-HEAVY PROVISIONS


         19.01 APPLICATION: If this Plan is or becomes Top-Heavy for any Plan Year, the provisions of this Article shall supersede any conflicting provisions contained in any other Article of this Plan.

         19.02 SPECIAL DEFINITIONS: For purposes of this Article and related Plan provisions, the following terms shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "DETERMINATION DATE" shall mean, for any plan year subsequent to the first plan year, the last day of the preceding plan year for such plan; for the first plan year of a plan, the last day of that plan year.

         (b) "DETERMINATION PERIOD" shall mean the plan year containing the Determination Date and the four (4) preceding plan years for such plan.

         (c)     "FIVE PERCENT OWNER" shall mean:

                 (1) If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of all stock of the corporation.

                 (2) If the Employer is not a corporation, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.

         (d) "KEY EMPLOYEE" shall mean any Employee or former Employee (and any Beneficiary of such Employee) who at any time during the Determination Period was:

                 (1) An officer of the Employer during a Plan Year in which he received Top-Heavy Compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year. For purposes of this Paragraph, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the number of Employees) shall be treated as officers; or

                 (2) One of the ten (10) Employees owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (1/2%) interest and the largest interests in the Employer during a Plan Year in which he received Top-Heavy Compensation greater than the amount in effect under Code Section 415(c)(1)(A) for such Plan Year; or

                 (3)      A Five Percent Owner of the Employer; or

                 (4) A One Percent Owner of the Employer during a plan year in which he received Top-Heavy Compensation greater than one hundred fifty thousand dollars ($150,000).

                 The determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the Regulations thereunder. For purposes of determining who is a One Percent Owner, Five Percent Owner, or ten largest owner, the rules of Code Section 414(b), (c) and (m) shall not apply. Beneficiaries of Employees shall be treated as a Key Employee or Non-Key Employee based on the Key Employee status of such Employee; inherited benefits shall retain the Key Employee or Non-Key Employee status of the Employee.

                 The term "NON-KEY EMPLOYEE" shall mean any Employee or former Employee (and any Beneficiary of such Employee) who is not a Key Employee. Non-Key Employees include Employees who are former Key Employees.

         (e)     "ONE PERCENT OWNER" shall mean:

                 (1) If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of all stock of the corporation; or

                 (2) If the Employer is not a corporation, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

         (f) "PERMISSIVE AGGREGATION GROUP" shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Section 401(a)(4) and 410.

         (g) "PRESENT VALUE" shall mean the actuarial present value of an amount or series of amounts determined based on the Top-Heavy determination provisions of a defined benefit plan that is part of a Required Aggregation Group or Permissive Aggregation Group with this Plan.

         (h)     "REQUIRED AGGREGATION GROUP" shall mean:

                 (1) Each qualified plan of the Employer including any plan terminated within the last five years ending on the determination date, in which at least one Key Employee participates in the plan year containing the determination date, or any of the four preceding plan years; and

                 (2) Any other qualified plan of the Employer which enables a Plan described in Item (1) to meet the requirements of Code Section 401(a)(4) or 410.

         (i) "SUPER TOP-HEAVY": This Plan is Super Top-Heavy if the Plan would be Top-Heavy if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Subsection
                 (j) below.

         (j) "TOP-HEAVY": This Plan is Top-Heavy if any of the following conditions apply:

                 (1) If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                 (2) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds sixty percent (60%).

                 (3) If this Plan is a part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         (k) "TOP HEAVY AVERAGE MONTHLY COMPENSATION" shall mean one-twelfth (1/12th) of the average of a Participant's Top-Heavy Compensation during the five (5) consecutive Plan Years (or the total number of such years of the Participant's employment, if less than five (5)) which produces the highest average, but taking into account only Top-Heavy Compensation for years that this Plan was Top-Heavy and any years preceding a year that this Plan was Top-Heavy.

         (l) "TOP-HEAVY COMPENSATION" shall have the same meaning as the term 'Compensation' defined in Section 7.01(b), but shall include contributions made by the Employer to a plan of deferred compensation otherwise excluded in Section 7.01(b).

         (m)     "TOP-HEAVY RATIO" shall mean and be determined as follows:

                 (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has never maintained any defined benefit plan which has covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date and the denominator of which is the sum of all account balances of all Participants as of the Determination Date. Both the numerator and denominator of the Top- Heavy Ratio shall be adjusted to reflect any part of any account balance distributed in the five (5) year period ending on the Determination Date and any contribution which is due but unpaid as of the Determination Date. In the case of a defined contribution plan which is not subject to Code Section 412, the adjustment for contributions due but unpaid is generally the amount of any contributions actually made after the Top-Heavy Valuation Date but on or before the Determination Date; however, for the first plan year of such a plan, the adjustment shall also reflect the amount of any contributions made after the Top-Heavy Valuation Date that are allocated as of a date in that first plan year. In the case of a defined contribution plan that is subject to Code
         Section 412, the account balances shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed; furthermore, the adjustment for contributions due but unpaid shall reflect the amount of any contribution actually made (or due to be made) after the Top-Heavy Valuation Date but before the expiration date of the extended payment period in Code Section 412(c)(10).

                 (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the Present Value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the Present Value of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top-Heavy Patio are adjusted for any part of any account balance or accrued benefit distributed in the five (5) year period ending on the Determination Date and any contribution to a defined contribution plan due but unpaid as of the Determination Date. In the case of a defined contribution plan which is not subject to Code Section 412, the adjustment for contributions due but unpaid is generally the amount of any contributions actually made alter the Top-Heavy Valuation Date but on or before the Determination Date; however, for the first plan year of such a plan, the adjustment shall also reflect the amount of any contributions made after the Top-Heavy Valuation Date that are allocated as of a date in that first plan year. In the case of a defined contribution plan that is subject to Code Section 412, the account balances shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed; furthermore, the adjustment for contributions due but unpaid shall reflect the amount of any contribution actually made (or due to be made) alter the Top-Heavy Valuation Date but before the expiration date of the extended payment period in Code Section 412(c)(10).

                 (3) For purposes of (1) and (2) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the twelve month period ending on the Determination Date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year shall be disregarded. For Plan Years beginning after December 31, 1984, the account balances and accrued benefits of any Participant who has not performed any service for the Employer at any time during the five (5) year period ending on the Determination Date shall be disregarded. In the case of a defined benefit plan, the Present Value of Accrued Benefits shall not reflect any proportional subsidies and shall reflect any non-proportional subsidies provided by the plan.
         The calculations of the Top-Heavy Patio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code Section 416 and the Regulations thereunder. In the case of unrelated rollovers and transfers: (1) the plan making the distribution or transfer shall count the distribution as part of an accrued benefit distributed; and (2) the plan accepting the rollover or transfer shall not consider the rollover or transfer as part of the accrued benefit if such rollover or transfer was accepted after December 31, 1983, and shall consider the rollover or transfer as part of the accrued benefit if such rollover or transfer was accepted prior to January 1, 1984. In the case of related rollovers and transfers, the plan making the distribution or transfer shall not count the distribution or transfer as part of an accrued benefit distributed, and the plan accepting the rollover or transfer shall count the rollover or transfer as part of the accrued benefit. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         For purposes of the above, a Participant's Accrued Benefit in a defined benefit plan shall be determined under a uniform accrual method which applies for all defined benefit plans maintained by the Employer or, if there is no such method, under the method described in Code Section 411(b)(1)(C) which provides the slowest rate of accrual.

         (n) "TOP-HEAVY VALUATION DATE" shall mean the date as of which the Present Value of accrued benefits under a defined benefit plan or account balances under a defined contribution plan, which is part of a Permissive Aggregation Group or Required Aggregation Group, is determined for calculating the Top-Heavy Ratio. For a defined benefit plan, such date shall be the same as the actuarial valuation date used for computing plan costs under Code Section 412, regardless of whether an actuarial valuation is performed that year. For a defined contribution plan, such date shall be the last day of the plan year.

         19.03 TOP-HEAVY MINIMUM REQUIRED ALLOCATION: For any Plan Year in which the Plan is Top-Heavy but not Super Top-Heavy:

         (a) Except as otherwise provided below, the Employer contributions and forfeitures allocated on behalf of any Participant who is a Non-Key Employee shall not be less than the lesser of:

                 (1) three percent (3%) of such Participant's Top-Heavy Compensation; or

                 (2) In the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code
                          Section 401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of the Key Employee's Top-Heavy Compensation, allocated on behalf of any Key Employee for that year. In calculating this percentage, amounts contributed by the Employer, pursuant to a salary reduction agreement, to a plan which is qualified under Code Section 401(k) shall be treated as Employer contributions.

         (b) The minimum allocation shall be determined without regard to any Social Security contribution by the Employer. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

                 (1)      The Participant's failure to complete one thousand
                          (1000) Hours of Service (or any equivalent provided in the Plan);

                 (2) The Participant's failure to make mandatory employee contributions to the Plan;

                 (3)      Compensation less than a stated amount;

                 (4)      The Employer having no Net Profits; or

                 (5) In the case of a plan qualified under Code Section 401(k), the Participant's failure to make elective contributions to such plan.

                 If a Participant is required to receive a minimum allocation under this Subsection and such amount exceeds the amount that the Participant would receive under other Plan provisions, the Employer shall make an additional contribution for such Participant. Such additional contribution shall be allocated to the Employer Contribution Account of such Participant in the same manner as regular Employer contributions, pursuant to
                 Article VII.

         (c) The provisions in Subsections (a) and (b) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The provisions in Subsections (a) and (b) above shall not apply to a Participant if such Participant is covered under a defined contribution plan designated by the Employer to provide the Top-Heavy minimum benefits, and such Participant receives an allocation of Employer contributions and forfeitures under that plan during the subject Plan Year which is at least as great as the amount otherwise required under
                 (a) and (b) above. If the amount of Employer contributions and forfeitures allocated to such a Participant under that plan during the subject Plan Year is less than the amount required under (a) and (b) above, the amount otherwise required under (a) and (b)above shall be reduced by the amount so allocated under that plan.

         19.04 SUPER TOP-HEAVY MINIMUM REQUIRED ALLOCATION: For any Plan Year in which the Plan is Super Top-Heavy:

         (a) Except as otherwise provided below, the Employer contributions and forfeitures allocated on behalf of any Participant who is a Non-Key Employee shall not be less than the lesser of:

                 (1) five percent (5%) of such Participant's Top-Heavy Compensation; or

                 (2) In the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section Section 401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the First two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of the Key Employee's Top-Heavy Compensation, allocated on behalf of any Key Employee for that year. In calculating this percentage, amounts contributed by the Employer, pursuant to a salary reduction agreement, to a plan which is qualified under Code Section 401(k) shall be treated as Employer contributions.

                 The minimum allocation shall be determined without regard to any Social Security contribution by the Employer. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

                 (1)      The Participant's failure to complete one thousand
                          (1000) Hours of Service (or any equivalent provided in the Plan);

                 (2) The Participant's failure to make mandatory employee contributions to the Plan;

                 (3)      Compensation less than a stated amount;

                 (4)      The Employer having no Net Profits; or

                 (5) In the case of a plan qualified under Section 401(k) of the Code, the Participant's failure to make elective contributions to such plan.

         (b) If a Participant is required to receive a minimum allocation under this Subsection and such amount exceeds the amount that the Participant would receive under other Plan provisions, the Employer shall make an additional contribution for such Participant. Such additional contribution shall be allocated to the Employer Contribution Account of such Participant in the same manner as regular Employer contributions, pursuant to
                 Article VII.

         (c) The provisions in Subsections (a) and (b) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The provisions in Subsections (a) and (b) above shall not apply to a Participant if such Participant is covered under a defined contribution plan designated by the Employer to provide the Top-Heavy minimum benefits, and such Participant receives an allocation of Employer contributions and forfeitures under that plan during the subject Plan Year which is at least as great as the amount otherwise required under
                 (a) and (b) above.  If the amount of

         Employer contributions and forfeitures allocated to such a Participant under that plan during the subject Plan Year is less than the amount required under (a) and (b) above, the amount otherwise required under
         (a) and (b) above shall be reduced by the amount so allocated under that plan.

         19.05 NON-FORFEITABILITY OF MINIMUM TOP-HEAVY ALLOCATION: The minimum allocation of Employer contributions or forfeitures required under Sections 19.03 or 19.04 (to the extent required to be non-forfeitable under Code Section 416(b)) shall not be forfeited in the case of a suspension of benefits under Code Section 411(a)(3)(B) or a withdrawal of mandatory employee contributions under Code Section 411(a)(3)(D).

         19.06 COMPENSATION LIMITATION: For any Plan Year in which the Plan is Top-Heavy, only the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate), of a Participant's Annual Compensation or Top-Heavy Compensation shall be taken into account for purposes of this Plan. Notwithstanding the previous sentence, no such limitation shall be imposed for purposes of Sections
5.07 and 7.01.

         19.07 MINIMUM VESTING PROVISION: For any Plan Year in which this Plan is Top- Heavy, the following vesting schedules shall automatically apply to each Participant in the Plan, unless under Section 11.01 the Participant would be entitled to a larger vested benefit, in which case the vested benefit as provided in Section 11.01 shall apply to such Participant:

Employer Profit-Sharing Contribution Accounts:

             Years of                                              Vesting
         Vesting Service                                          Percentage
         ---------------                                          ----------
         Less than 2                                                0%
         2                                                          20%
         3                                                          40%
         4                                                          60%
         5                                                          80%
         6 or more                                                  100%

Employer Matching Contribution Accounts:

             Years of                                             Vesting
         Vesting Service                                         Percentage
         ---------------                                         ----------
         Less than 3                                                0%
         3 or more                                                  100%

These vesting schedules apply to all accrued benefits within the meaning of Code Section 411(a)(7), except those attributable to employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top- Heavy changes for any Plan Year and any change in the Plan's vesting schedule due to a change in Top-Heavy status shall be subject to the provision of Section 11.10. However, this Section does not apply to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy; such Employee's Vested Interest attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

         19.08 ADJUSTMENTS TO LIMITATIONS: For any Plan Year in which the Plan is Top-Heavy, the following adjustments shall be made to the denominators of the Defined Benefit Fraction and Defined Contribution Fraction as defined in
Section 7.01.

         (a) SUPER TOP-HEAVY: In any Plan Year in which the Plan is Super Top-Heavy the denominators shall be computed by substituting "one hundred percent (100%)" for "one hundred twenty-five percent (125%)" each place it appears in such definitions.

         (b) Not Super Top-Heavy: In any Plan Year in which the Plan is Top-Heavy but not Super Top-Heavy the denominators shall be computed by substituting "one hundred percent (100%)" for "one hundred twenty-five percent (123%)" each place it appears in such definitions.

         19.09 PARTICIPANT ELECTIVE DEFERRALS: For Plan Years beginning and before January 1, 1989, Elective Deferrals shall be taken into account in determining the amount of Employer contributions allocated to a Participant under Sections 19.03 and 19.04 above. For Plan Years beginning after December 31, 1988, Elective Deferrals shall not be taken into account in determining the amount of Employer contributions allocated to a Participant under Sections
19.03 and 19.04 above.

                                   ARTICLE XX

                         PROVISIONS AFFECTING BENEFITS


         20.01 AVAILABILITY OF LOANS: At the written election of the Plan Sponsor, the Plan may offer loans to Participants. In the event of such an election, the terms of this Section 20.01 and the succeeding Sections of this
Article XX shall apply. Upon acceptance of an application by a Participant who is an active Employee, the Plan Administrator shall direct the Trustee to make a loan to the Participant from his Plan Accounts (including any Rollover Accounts), subject to the provisions of this Article. In considering a Participant's application for a loan, the Plan Administrator shall base its decision whether to grant a loan on a uniform and non-discriminatory policy, without regard to the race, color, religion, sex, age or national origin of the applicant.

         20.02 LOAN ADMINISTRATION: The Employer shall prepare and adopt a written Participant Loan Administration Policy Statement, whose provisions shall be made part of this Plan. The Policy Statement shall set forth:

         (a) the identity of the person or persons authorized to administer the loan program;

         (b)     the procedure for applying for a loan;

         (c)     the basis on which loans will be approved or denied;

         (d) limitations, if any, on the types and amounts of loans offered;

         (e)     the procedure for determining a reasonable rate of interest;

         (f)     the types of collateral which may secure a loan; and

         (g) the events constituting default and the steps to be taken to preserve plan assets in the event of a default.

         20.03 AMOUNT OF LOAN: The amount of any loan to a Participant when added to the outstanding balance of any previous loans made to him pursuant to this Article or under any other qualified plan maintained by the Employer, shall not exceed the lesser of:

         (a) Fifty percent (50%) of the vested balance in his Plan Accounts (including any Rollover Accounts); or

         (b)     $50,000, reduced by the excess (if any) of:

                 (1) the highest outstanding balance of loans from the plan during the 1-year period ending on the day before the date on which such loan was made, over

                 (2) the outstanding balance of loans from the plan on the date on which such loan was made.

         20.04 COLLATERAL REQUIREMENTS: Any loan to a Participant shall be secured solely by the balance in his Plan Account (including any Rollover Account). In the event of default on the loan, however foreclosure and attachment of such security shall not occur until a distributable event occurs under the Plan.

         20.05 LOAN TERMS: Any loan made to a Participant by the Trustee shall be evidenced by a promissory note of the Participant drawn in favor of the Trust. Such note shall bear a reasonable rate of interest and shall be amortized in level installments payable at least quarterly within a specified period of time not to exceed five (5) years, unless such loan is used to acquire a dwelling unit which, within a reasonable period of time (determined at the time the loan is made), will be used as the principal residence of the Participant or Beneficiary, in which case the specified period of time shall not exceed ten (10) years.

         20.06 ACCOUNTING FOR LOANS: Any loan to a Participant pursuant to this Article shall be treated as a directed investment of his Participant Accounts (excluding his Rollover Account). For purposes of allocating the general investment income of the Trust Fund pursuant to Section 6.03, the balance in his Accounts shall be treated as equal to the actual balance in the Accounts minus the outstanding balance of any loans. Furthermore, for purposes of Section 6.03, repayments of principal and interest on such loan shall be treated as deposits to the adjusted balance (determined pursuant to the preceding sentence) of his Participant Accounts.

         20.07 EFFECT OF TERMINATION OF EMPLOYMENT OR PLAN: If a Participant terminates employment with the Employer for any reason, the outstanding balance of any loans made to him shall become fully payable no later than ninety (90) days following his termination of employment or, if earlier, on his Annuity Starting Date. In the event of a termination of the Plan, any outstanding loans shall be due and fully payable within ninety (90) days of the effective date of such termination, or the date the Participant or Beneficiary is notified of such termination. If the Participant or Beneficiary has not fully repaid any loan as of the date full payment is due, any unpaid balance shall be deducted from his Vested Accrued Benefit prior to determining the amount of any immediate or deferred benefit payable to the Participant or Beneficiary, his spouse or his Beneficiary and applied toward repayment of the loan.

         20.08 SPOUSAL CONSENT: No loan shall be made to a Participant unless the Participant consents to the loan and acknowledges the possible reduction in Plan benefits which would occur in the event of default on the loan. No spousal consent shall be required for any loan as long as no portion of the Participant's Accrued Benefit may be distributed from the Plan in the form of an annuity. If any portion of the Participant's Accrued Benefit may be distributed in the form of an annuity, then no loan shall be made to that Participant unless the Participant and his spouse (if any) consent to such loan and acknowledge the possible reduction in Plan benefits which would occur in the event of default on the loan. Such consent and acknowledgment shall be provided in writing no earlier than ninety (90) days prior to the making of the loan and witnessed by the Plan Administrator (or representative thereof) or a Notary Public. In the event of the renegotiation, extension, renewal or other revision of the loan, a new spousal consent shall be required.





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
         20.09   ANTI-ALIENATION:  Except as specifically provided in Sections
20.04 and 20.10, no benefit which shall be payable out of the Trust Fund to any person (including a Participant, Former Participant or Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person, nor shall it be subject to attachment or legal process for or against person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

         20.10 QUALIFIED DOMESTIC RELATIONS ORDERS: Section 20.09 shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant, Former Participant or Beneficiary pursuant to a Domestic Relations Order, unless such Domestic Relations Order is determined to be a Qualified Domestic Relations Order. In the event the Plan, the Trustee, or the Plan Administrator receives a Domestic Relations Order, the Plan Administrator shall promptly notify the Participant, Former Participant or Beneficiary whose benefit is the subject of such order and provide him with the Plan's procedure for determining whether such order is a Qualified Domestic Relations Order. Unless and until said order is set aside, the following provisions shall apply:

         (a) The Plan Administrator shall within a reasonable time determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant, Former Participant or Beneficiary whose benefit is the subject of such order, of such determination.

         (b) Until the determination is made as required by subsection (a), the Plan Administrator shall establish a separate account in the Plan in the amounts which would have been payable to a person other than as required by this Plan if it had complied with the order.

         (c) If, within eighteen (18) months after the receipt of the order by the Trustee or Plan Administrator, the Plan Administrator determines that the order is a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee and the Trustee shall pay the segregated amounts plus any other amounts to the Alternative Payee(s) named in such order in accordance with such order.

         (d) If, within eighteen (18) months after the receipt of the order by the Trustee or Plan Administrator, the Plan Administrator determines that the order is not a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee and the Trustee shall disregard the order and pay in accordance with this Plan amounts required hereunder (including segregated amounts and any interest thereon) to the person to whom the payments would have been made if there had been no such order.

         (e) Notwithstanding Subsections (6), (c) and (d) above, if the Trustee or Plan Administrator was a party to the proceedings which issued the order or is otherwise bound by the order and the Trustee or Plan Administrator is ordered by such order to pay in accordance with said order, the Plan Administrator may after notice to the Participant, Former Participant or Beneficiary, direct the Trustee to and the Trustee shall, upon such direction, pay in accordance with said





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
                 order unless the Code or ERISA prohibits such payment.

         (f) If, more than eighteen (18) months after the receipt of the order by the Trustee or Plan Administrator, a determination is made that such order is a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee and the Trustee shall pay such amounts to the Alternate Payee(s) named in such order in accordance with such order, but only with respect to amounts which are payable after the date such determination is made.

         (g) The Plan Administrator shall establish reasonable procedures to determine whether an order received by it or the Trustee is a Qualified Domestic Relations Order and to administer distributions pursuant to said order.

         (h) Nothing in this Section 20.10 shall be deemed to allow payment under a Qualified Domestic Relations Order to an Alternate Payee of any benefit prior to the first day of the month following the date the Participant or Former Participant whose benefits are subject to the QDRO terminates employment or attains age fifty (50).

         20.11 QDRO DEFINITIONS: For purposes of Section 20.10 the following definitions and rules shall apply:

         (a) "ALTERNATE PAYEE" shall mean any spouse, former spouse, child or other dependent of a Participant or Former Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under this Plan with respect to such Participant or Former Participant.

         (b) "DOMESTIC RELATIONS ORDER" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which:

                 (1) relates to the provision of child support, alimony payments, or marital property rights to a spouse, child, or other dependent of a Participant or Former Participant and

                 (2) is made pursuant to a state domestic relations law (including a community property law).

         (c) "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean any Domestic Relations Order which meets the following requirements:

                 (1) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant or Former Participant under this Plan;

                 (2) Specifies the name and the last known mailing address (if any) of the Participant or Former Participant and the name and mailing address of each Alternate Payee covered by the order;

                 (3) Specifies the amount or percentage of the Participant's or Former Participant's benefits to be paid to each Alternate Payee therein named, or the manner in which such amount or percentage is to be determined;

                 (4) Specifies the number of payments or period to which such order applies;

                 (5)      Specifies each plan to which such order applies;

                 (6) Does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under this Plan;

                 (7) Does not require this Plan to provide increased benefits (determined on the basis of actuarial value); and

                 (8) Does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another judgment, decree, or order previously determined to be a Qualified Domestic Relations Order.

         20.12 ADDITIONAL QDRO RULES: The following additional rules shall apply to the determination and application of any Domestic Relations Order.

         (a) A Domestic Relations Order shall not be treated as failing to satisfy the requirements of Section 20.11 solely because such Domestic Relations Order requires that payment of benefits be made to an Alternate Payee:

                 (1) On or after the date on which the Participant or Former Participant attains (or would have attained) his Earliest Retirement Age;

                 (2) As if the Participant or Former Participant had retired on the date on which such payment is to begin under such order (but taking into account only the Actuarial Equivalent value of the benefits actually accrued and not taking into account the Actuarial Equivalent value of any Employer subsidy for early retirement): or

                 (3) In any form in which such benefits may be paid under this Plan to the Participant or Former Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

                 Notwithstanding the foregoing, if the Participant dies before attaining his Earliest Retirement Age, benefits shall be paid to the Alternate Payee only if the order requires survivor benefits to be paid to such Alternate Payee.

         (b) A Domestic Relations Order shall not be treated as failing to meet the requirements of Section 20.11(c)(2) merely because the Domestic Relations Order does not specify the current mailing address of the Participant or Former Participant or Alternate Payee, if the





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
                 Plan Administrator has reason to know such address or addresses independently of the Domestic Relations Order.

         (c) A Domestic Relations Order shall not be treated as failing to meet the requirements of Section 20.11(c) merely because the Domestic Relations Order provides that survivor benefits required to be paid to a spouse be paid to an Alternate Payee who is a former spouse of the Participant or Former Participant and who was married to such Participant or Former Participant for at least one (1) year.

         (d) No Domestic Relations Order entered before January 1, 1985 shall be treated as a Qualified Domestic Relations Order except that:

                 (1) If the Trust is paying benefits on January 1, 1985 pursuant to a Domestic Relations Order which complies with Section 20.11(c), then such order shall be deemed a Qualified Domestic Relations Order; and

                 (2) The Plan Administrator may, in its sole discretion, treat any order entered before January 1, 1985 as a Qualified Domestic Relations Order even though such order does not comply with the requirements of
                          Section 20.11(c).

         (e) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse for purposes of this Plan.





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
                                  ARTICLE XXI

                          MULTIPLE EMPLOYER PROVISIONS


         21.01 ADOPTION BY OTHER GIBBONS EMPLOYERS: With the consent of the Sponsoring Employer and by a properly executed document evidencing the intent and will of the adopting Gibbons Employer, any other Gibbons Employer may adopt this Plan and all of the provisions hereof and participate herein and be known as a Participating Employer.

21.02    REQUIREMENTS OF PARTICIPATING GIBBONS EMPLOYERS:

         (a) Each Participating Gibbons Employer shall be required to use the Trustee determined by the Plan Sponsor or Plan Administrator.

         (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Gibbons Employers, as well as all increments thereof. The assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Participating Gibbons Employer who contributed such assets.

         (c) The transfer of any Participant from or to a Gibbons Employer participating in this Plan, whether he is an Employee of the Sponsoring Employer or a Participating Gibbons Employer, shall not affect the Participant's rights under the Plan, and the Participant's Accounts, as well as all accumulated service with the transferor or predecessor, shall continue to his credit.

         (d) Any expenses of the Trust and Plan which are to be paid by the Employer or borne by the Trust Fund, including funding of benefits, shall be paid by each Participating Gibbons Employer in the same proportion that the total amount of the Accounts standing to the credit of all Participants employed by such Gibbons Employer bears to the total of the Accounts standing to the credit of all Participants.

         21.03 DESIGNATION OF AGENT: Each Participating Gibbons Employer shall be deemed to be a part of this Plan. With respect to all of its relations with the Trustee and Plan Administrator for the purpose of this Plan, each Participating Gibbons Employer shall be deemed to have designated irrevocably the Sponsoring Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Gibbons Employer as related to its adoption of the Plan.

         21.04 EMPLOYEE TRANSFERS: It is anticipated that an Employee may be transferred between Participating Gibbons Employers, and in the event of any transfer, the Employee involved shall carry with him all of his accumulated service and eligibility. No transfer shall effect a termination of employment





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
hereunder, and the Participating Gibbons Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Gibbons Employer from whom the Employee was transferred.

         21.05 AMENDMENT: The Sponsoring Employer may amend this Plan at any time without regard to whether there are Participating Gibbons Employers hereunder. No written action of a Participating Gibbons Employer shall be required to validate an amendment.

         21.06 DISCONTINUANCE OF PARTICIPATION: A Participating Gibbons Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. If so directed by the Plan Administrator, the Trustee shall transfer, deliver and assign Contracts and other Fund assets allocable to the Participants of such Participating Gibbons Employer to the new Trustee as shall have been designated by the Participating Gibbons Employer. in the event that it has established a separate pension plan for its Employees. No such transfer shall be made if the result is the elimination or reduction of any Code Section 411(d)(6) protected benefits. If no successor is designated, the Trustee shall retain the assets for the Employees of the Participating Gibbons Employer pursuant to the provisions of the Plan. In no event shall any part of the corpus or income of the Trust as it relates to the Participating Gibbons Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of the Participating Gibbons Employer.

         21.07 ADMINISTRATOR'S AUTHORITY: The Plan Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Gibbons Employers and all Participants, to effectuate the purposes of this Article.

         21.08 PARTICIPATING EMPLOYER CONTRIBUTIONS: All contributions made by a Participating Gibbons Employer, as provided for in this Plan, shall be determined separately for each Participating Gibbons Employer, and shall be allocated only among Participants eligible to share who are Employees of the Participating Gibbons Employer making the contribution. The Administrator shall keep separate books and records concerning the affairs of each Participating Gibbons Employer hereunder and as to the accounts and credits of the Employees of each Participating Gibbons Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Gibbons Employer is the interested Employer hereunder. In the event of an Employee transfer from one Participating Gibbons Employer to another, the employing Employer shall immediately notify the Administrator.

                                  ARTICLE XXII

                                 MISCELLANEOUS


         22.01 PARTICIPANT'S RIGHTS: This plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

         22.02 ACTIONS CONSISTENT WITH TERMS OF PLAN: All actions taken by the Employer, Plan Administrator or Trustee with respect to Trust assets shall be in accordance with the terms of the Plan and Trust.

         22.03 PERFORMANCE OF DUTIES: All parties to this Plan and Trust, or those claiming any interest hereunder, agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan and Trust or any of its provisions.

         22.04 VALIDITY OF PLAN: This Plan shall be construed in a way that is consistent with ERISA and regulations thereunder, the Internal Revenue Code and regulations thereunder, and, to the extent state law has not been preempted by federal law, the laws of the State in which the Plan Sponsor has its principal office. In case any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of the Plan; but the Plan shall be construed and enforced as if such provision had never been included therein.

         22.05 LEGAL ACTION: In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Plan Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Plan Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

         22.06 GENDER AND NUMBER: Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         22.07 UNIFORMITY: All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

         22.08 HEADINGS: The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

         22.09 RECEIPT AND RELEASE FOR PAYMENTS: Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

         22.10 PAYMENTS TO MINORS, INCOMPETENTS: In making a payment to or for the benefit of any minor or incompetent Participant or Beneficiary who, in the opinion of the Plan Administrator, is incapable of properly using, expending, investing, or otherwise disposing such distribution, the Plan Administrator, in his sole, absolute and uncontrolled discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor, or court appointed committee of any incompetent, or to any adult with whom such person temporarily or permanently resides; and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, committee, relative or other person shall be a complete discharge to the Trustee, without any responsibility on its part or the part of the Plan Administrator to see to the application thereof.

         22.11 MISSING PERSONS: Notwithstanding any provision in this Plan and Trust to the contrary, if the Plan Administrator is unable to locate any Former Participant who is entitled to benefits under this Plan within three (3) years of the date he becomes entitled to a distribution from the Trust Fund, any amounts being held for his behalf shall be forfeited and used to reduce the Employer's contributions to the Plan and Trust. The Plan Administrator shall proceed with due diligence in attempting to locate any Former Participant. Provided, however, no forfeiture shall occur until the Plan Administrator has mailed the Former Participant a notice of the benefits and the provisions of this section to his last known address, via U.S. Mail postage prepaid, return receipt requested. And, provided further, if the Former Participant is located subsequent to such forfeiture, the forfeited amount shall be reinstated and the Former Participant shall receive a distribution of his Vested Interest in accordance with the provisions of the Plan.

         22.12 TRANSFER OF INTEREST: Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Plan Administrator shall transfer the lump sum amount otherwise payable to a Participant or Former Participant to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a) provided that the trust to which such transfers are made permits the transfer to be made.

         22.13 PROHIBITION AGAINST DIVERSION OF FUNDS: It shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants or their Beneficiaries, except as provided in Sections 17.04 and 21.19.

         22.14 PERIOD OF THE TRUST: If it shall be determined that the applicable State law requires a limitation on the period during which this Trust shall continue, then such Trust shall not continue for a period longer than twenty-one (21) years following the death of the last of those Participants, including future Participants, who are living at the Effective Date hereof. At least one hundred eighty (180) days prior to the end of the twenty-first (21st) year as described in the first sentence of this Section, the Plan Sponsor, the Plan Administrator and the Trustee shall provide for the establishment of a successor Trust and transfer of Plan assets to the Trustee of such successor Trust. If applicable State law places no such limitation, then this Section shall not be operative.

         22.15 APPLICABILITY OF PLAN: The provisions of this Plan shall apply only to persons who are or who become Participants in this Plan on or after the Effective Date or with respect to Plan provisions with alternate effective dates, such alternate dates. Except as specifically provided in this Plan, the provisions of the Prior Plan will continue to apply to persons who are Former Participants or who are not employed by a Gibbons Employer on the Effective Date or as applicable, alternate effective dates, unless and until such time as such persons may again become Participants in this Plan.

         22.16 MISSTATEMENT OF AGE: If a Participant or Beneficiary mistakes or misrepresents his Age, date of birth or any other material information to the Employer, Plan Administrator or Trustee, the amount, terms and conditions of any benefits payable from the Plan which are attributable to periods prior to the discovery of such misstatement or misrepresentation shall be limited to the lesser (or more restrictive) of: the amount, terms and conditions determined based on the misstated information; or the amount, terms and conditions determined based on the correct information. The Plan Administrator shall have sole and absolute authority for applying the preceding sentence.

         22.17 RETURN OF CONTRIBUTIONS TO THE EMPLOYER: Notwithstanding any provision of this Plan to the contrary, if any contribution (or portion thereof) by the Employer to the Trust is made as a result of a mistake of fact, or if any contribution (or part thereof) by the Employer to the Trust Fund that is conditioned upon the deductibility of the contribution by the Employer under the Code is disallowed, whether by agreement within the Internal Revenue Service or by final decision of a court of competent jurisdiction, the Employer may demand repayment of the mistaken or disallowed amount. The Trustee shall return the mistaken or disallowed contribution within one (1) year following the time the mistaken contribution was made or the disallowed contribution was disallowed. Investment earnings attributable to the mistaken or disallowed amount shall not be returned, but any investment losses attributable thereto shall reduce the amount so returned.

         22.18 COUNTERPARTS: This Plan and Trust may be executed in any number of counterparts, each of which shall be deemed to be an original, and the counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Plan Sponsor has caused this Plan to be executed by its duly authorized representative and the Plan Administrator has accepted the Plan this 30th day of December, 1994.


                                  Gibbons & Reed Company



                                  By:
                                      ---------------------------------



                                  PLAN ADMINISTRATOR:

                                  Gibbons & Reed Company



                                  By:
                                      ---------------------------------
                                        Secretary//Treasurer